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                                                                   EXHIBIT 10.39

CLAYTON UTZ

Common Terms Deed

Australian Railroad Group Pty Ltd
Borrower

The companies listed in Part I of Schedule 1 as original guarantors Original Guarantors

The financial institutions listed in Part II of Schedule 1 as original lenders Original Lenders

ANZ Capel Court Limited
Security Trustee

Clayton Utz Lawyers
Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Liability limited by the Solicitors Scheme, approved under the Professional Standards Act 1994 (NSW) and by our Terms of Engagement

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TABLE OF CONTENTS

1.     DEFINITIONS AND INTERPRETATION.......................................................................      1

       1.1         Definitions..............................................................................      1
       1.2         Construction.............................................................................      9
       1.3         Conflict with other Finance Documents....................................................     10
       1.4         Lender's rights and obligations..........................................................     10
       1.5         Termination of Rights of Lenders.........................................................     10

2.     INITIAL CONDITIONS PRECEDENT.........................................................................     10

3.     REPRESENTATIONS......................................................................................     11

       3.1         Status...................................................................................     11
       3.2         Binding obligations......................................................................     11
       3.3         Non-conflict with other obligations......................................................     11
       3.4         Power and authority......................................................................     11
       3.5         Authorisations...........................................................................     11
       3.6         Governing law and enforcement............................................................     11
       3.7         No filing or stamp taxes.................................................................     12
       3.8         No default...............................................................................     12
       3.9         No misleading information................................................................     12
       3.10        Financial statements.....................................................................     12
       3.11        Pari passu ranking.......................................................................     12
       3.12        No proceedings pending or threatened.....................................................     12
       3.13        Trustee..................................................................................     13
       3.14        Corporate Benefit........................................................................     13
       3.15        No Immunity from Suit....................................................................     13
       3.16        Repetition...............................................................................     13

4.     INFORMATION UNDERTAKINGS.............................................................................     13

       4.1         Financial statements.....................................................................     13
       4.2         Compliance Certificate...................................................................     13
       4.3         Requirements as to financial statements..................................................     14
       4.4         Information: miscellaneous...............................................................     14
       4.5         Notification of default..................................................................     14
       4.6         Annual Budget............................................................................     14

5.     GENERAL UNDERTAKINGS.................................................................................     15

       5.1         Authorisations...........................................................................     15
       5.2         Compliance with laws.....................................................................     15
       5.3         Negative pledge..........................................................................     15
       5.4         Disposals................................................................................     17
       5.5         Merger...................................................................................     17
       5.6         Change of business.......................................................................     17
       5.7         Tax......................................................................................     17
       5.8         Insurance................................................................................     18
       5.9         Arm's Length Terms.......................................................................     18
       5.10        Ownership of Assets......................................................................     18
       5.11        Interest Rate Hedging....................................................................     18
       5.12        Non-Quantifiable Guarantees and Financial Accommodation..................................     18

6.     FINANCIAL COVENANTS..................................................................................     18

       6.1         Interest Cover Ratio.....................................................................     18
       6.2         Total Debt/Total Assets..................................................................     19

7.     EVENTS OF DEFAULT....................................................................................     19

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
       7.1         Non-payment..............................................................................     19
       7.2         Financial covenants......................................................................     19
       7.3         Other obligations........................................................................     19
       7.4         Misrepresentation........................................................................     19
       7.5         Cross default............................................................................     19
       7.6         Insolvency...............................................................................     20
       7.7         Insolvency proceedings...................................................................     20
       7.8         Creditors' process.......................................................................     20
       7.9         Ownership of the Obligors................................................................     21
       7.10        Unlawfulness.............................................................................     21
       7.11        Repudiation..............................................................................     21
       7.12        Material Adverse Effect..................................................................     21
       7.13        Acceleration.............................................................................     21

8.     REVIEW EVENT.........................................................................................     21

9.     REPAYMENT, PREPAYMENT AND CANCELLATION...............................................................     22

       9.1         Illegality...............................................................................     22
       9.2         Voluntary cancellation...................................................................     22
       9.3         Repayments and voluntary prepayments.....................................................     22
       9.4         Additional right of repayment and cancellation in relation to a Lender...................     22
       9.5         Restrictions.............................................................................     23
       9.6         Letters of Credit........................................................................     23

10.    DEFAULT INTEREST.....................................................................................     24

11.    TAX GROSS UP AND INDEMNITIES.........................................................................     24

       11.1        Definitions..............................................................................     24
       11.2        Tax gross-up.............................................................................     24
       11.3        Tax indemnity............................................................................     25
       11.4        Tax Credit...............................................................................     25
       11.5        Stamp duties and Taxes...................................................................     25
       11.6        Indirect Tax.............................................................................     26

12.    INCREASED COSTS......................................................................................     26

       12.1        Increased costs..........................................................................     26
       12.2        Increased cost claims....................................................................     26
       12.3        Exceptions...............................................................................     27

13.    OTHER INDEMNITIES....................................................................................     27

       13.1        Currency indemnity.......................................................................     27
       13.2        Other indemnities........................................................................     27
       13.3        Break Costs..............................................................................     28
       13.4        Break Benefits...........................................................................     28

14.    MITIGATION BY THE LENDERS............................................................................     28

       14.1        Mitigation...............................................................................     28
       14.2        Limitation of liability..................................................................     29

15.    COSTS AND EXPENSES...................................................................................     29

       15.1        Transaction expenses.....................................................................     29
       15.2        Enforcement costs........................................................................     29

16.    GUARANTEE AND INDEMNITY..............................................................................     29

       16.1        Guarantee and indemnity..................................................................     29
       16.2        Continuing guarantee.....................................................................     29

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
       16.3        Reinstatement............................................................................     29
       16.4        Waiver of defences.......................................................................     30
       16.5        Immediate recourse.......................................................................     30
       16.6        Appropriations...........................................................................     30
       16.7        Deferral of Guarantors' rights...........................................................     31
       16.8        Additional security......................................................................     31

17.    AMENDMENTS, WAIVERS ETC..............................................................................     31

       17.1        Grant of Amendments, waivers etc.........................................................     31
       17.2        Determination of Majority Lenders........................................................     32

18.    SECURITY TRUSTEE'S RIGHTS AND RESPONSIBILITIES.......................................................     32

       18.1        Appointment of Security Trustee..........................................................     32
       18.2        Instructions.............................................................................     33
       18.3        No need to act...........................................................................     33
       18.4        Duties and responsibilities..............................................................     33
       18.5        Consent of Lenders.......................................................................     33
       18.6        Actions binding on all Lenders...........................................................     33
       18.7        No inquiry and Communications............................................................     33
       18.8        No monitoring............................................................................     34
       18.9        Dealing in different capacities..........................................................     34
       18.10       Security Trustee to have same rights as Lenders..........................................     34
       18.11       Force majeure............................................................................     34
       18.12       Independent decision by Lenders..........................................................     34
       18.13       Knowledge of defaults....................................................................     35
       18.14       Limitation on liability..................................................................     35
       18.15       Exceptions to limitation on liability....................................................     35
       18.16       Duties of Security Trustee...............................................................     36
       18.17       First indemnified........................................................................     36
       18.18       Indemnity by Lenders.....................................................................     36
       18.19       Indemnity by Obligor.....................................................................     37
       18.20       Exceptions to indemnity..................................................................     37
       18.21       Resignation of Security Trustee..........................................................     37
       18.22       Removal of Security Trustee..............................................................     37
       18.23       Effect of resignation or removal.........................................................     37
       18.24       Assurances...............................................................................     38
       18.25       Appointment of successor Security Trustee................................................     38
       18.26       Right to appoint agents, delegates.......................................................     39
       18.27       Statutory powers.........................................................................     39
       18.28       Security Trustee's Fee...................................................................     40
       18.29       Security Trustee as Lender...............................................................     40
       18.30       Security Trustee's General Undertakings..................................................     40
       18.31       Limited recourse to Security Trustee.....................................................     40
       18.32       Indemnity out of Security Trust..........................................................     41
       18.33       Disclosure of Information................................................................     42

19.    CHANGES TO THE LENDERS...............................................................................     42

       19.1        Assignments and transfers by the Lenders.................................................     42
       19.2        Conditions of assignment or transfer.....................................................     42
       19.3        Limitation of responsibility of Existing Lenders.........................................     43
       19.4        Procedure for transfer...................................................................     44
       19.5        Further Restrictions.....................................................................     45
       19.6        Additional Lenders.......................................................................     46

20.    CONFIDENTIALITY......................................................................................     46

21.    CHANGES TO THE OBLIGORS..............................................................................     47

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
       21.1        Assignments and transfer by Obligors.....................................................     47
       21.2        Additional Guarantors....................................................................     47
       21.3        Repetition of Representations............................................................     47
       21.4        Resignation of a Guarantor...............................................................     47

22.    CONDUCT OF BUSINESS BY LENDERS.......................................................................     48


23.    PAYMENT MECHANICS....................................................................................     48

       23.1        Payments.................................................................................     48
       23.2        Entitlements of Lenders..................................................................     48
       23.3        Payments to Security Trustee.............................................................     48
       23.4        Partial Payment..........................................................................     48
       23.5        No set-off by Obligors...................................................................     48
       23.6        Business Days............................................................................     48
       23.7        Currency of account......................................................................     49

24.    SET-OFF..............................................................................................     49


25.    NOTICES..............................................................................................     49

       25.1        Communications in writing................................................................     49
       25.2        Addresses................................................................................     49
       25.3        Delivery.................................................................................     49
       25.4        Reliance.................................................................................     50
       25.5        English language.........................................................................     50

26.    CALCULATIONS AND CERTIFICATES........................................................................     50

       26.1        Accounts.................................................................................     50
       26.2        Certificates and Determinations..........................................................     50
       26.3        Day count convention.....................................................................     50

27.    PARTIAL INVALIDITY...................................................................................     50

28.    REMEDIES AND WAIVERS.................................................................................     50

29.    COUNTERPARTS.........................................................................................     51

30.    GOVERNING LAW........................................................................................     51

31.    ENFORCEMENT..........................................................................................     51

       31.1        Jurisdiction.............................................................................     51
       31.2        Service of process.......................................................................     51

SCHEDULE 1 THE ORIGINAL GUARANTORS AND THE ORIGINAL LENDERS.................................................     52

SCHEDULE 2 CONDITIONS PRECEDENT REQUIRED TO BE DELIVERED BY AN ADDITIONAL GUARANTOR.........................     53

SCHEDULE 3 FORM OF COMPLIANCE CERTIFICATE...................................................................     54

SCHEDULE 4 FORM OF TRANSFER CERTIFICATE.....................................................................     55

SCHEDULE 5 FORM OF ACCESSION LETTER.........................................................................     56

SCHEDULE 6 FORM OF RESIGNATION LETTER.......................................................................     57

SCHEDULE 7 FORM OF LENDER ACCESSION LETTER..................................................................     58

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COMMON TERMS DEED MADE ON 3 DECEMBER 2003

PARTIES           AUSTRALIAN RAILROAD GROUP PTY LTD, ABN 68 080 579 308
                  ("BORROWER")

                  THE COMPANIES LISTED IN PART I OF SCHEDULE 1 AS ORIGINAL GUARANTORS ("ORIGINAL GUARANTORS")

                  THE FINANCIAL INSTITUTIONS LISTED IN PART II OF SCHEDULE 1 AS ORIGINAL LENDERS ("ORIGINAL LENDERS")

                  ANZ CAPEL COURT LIMITED, ABN 30 004 768 807 ("SECURITY
                  TRUSTEE")

THIS DEED PROVIDES

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         "ACCESSION LETTER" means a document substantially in the form set out in Schedule 5.

         "ADDITIONAL GUARANTOR" means a company which becomes an Additional Guarantor in accordance with clause 21.2.

         "ADVANCE" means a Term Advance, a Revolving Advance or a Working Capital Advance.

         "AFFILIATE" means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

         "AGREED SECURITY" means any Security notified by the Borrower to the Original Lenders on or prior to the date of this Deed.

         "ASSOCIATE" has the same meaning as in section 128F(9) of the Tax Act.

         "AUSTRALIAN WITHHOLDING TAX" means any Australian Tax required to be withheld or deducted from any interest or other payment under Division 11A of Part III of the Tax Act.

         "AUTHORISATION" means:

         (a) an authorisation, consent, approval, resolution, licence, exemption, filing, lodgement or registration required by law; or

         (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Governmental Agency intervenes or acts in any way within a specified period of time after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

         "BREAK COSTS" means the amount (if any) by which:

         (a) the interest which a Lender should have received for the period from the date of receipt of all or any part of any prepayment or repayment of an Advance made by it to the last day of the current Interest Period in respect of that Advance, had the principal amount received been paid on the last day of that Interest Period;

         exceeds:

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         (b)      the amount which that Lender would be able to obtain by
                  placing an amount equal to the principal amount received by it on deposit with a leading bank in the Australian bank bill market or acquiring a bill of exchange accepted by a leading bank in that market for a period starting on the Business Day following receipt and ending on the last day of the current Interest Period, provided that Break Costs will not include, in any circumstances, any loss of margin.

         "BUSINESS DAY" means a day (other than a Saturday, Sunday or public holiday) on which banks are open for general banking business in Melbourne, Sydney and Perth.

         "CALCULATION DATE" means each 30 June and 31 December from and including 31 December 2003.

         "CHARGOR" means each Obligor that is named as a chargor or a mortgagor under any Agreed Security.

         "COMMITMENT" means a Term Commitment, Revolving Commitment or Working Capital Commitment.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form set out in Schedule 3.

         "CROSS BORDER LEASE DOCUMENTS" means all documentation relating to the cross border leases pursuant to which locomotives and rolling stock were leased by the Western Australian Government Railways Commission and in respect of which AWR Lease Co Pty Ltd has been substituted for the Western Australian Government Railways Commission, including but not limited to:

         (a) the deed entitled "Substitution Deed (FB No. 2)" dated on or about 13 December 2000 between the Western Australian Government Railways Commission, AWR Lease Co Pty Ltd and others;

         (b) the deed entitled "Substitution Deed (PNC No. 2)" dated on or about 13 December 2000 between the Western Australian Government Railways Commission, AWR Lease Co Pty Ltd and others;

         (c) the deed entitled "Operating Agreement (FB No. 2)" dated on or about 13 December 2000 between the Western Australian Government Railways Commission, AWR Lease Co Pty Ltd and others; and

         (d) the deed entitled "Operating Agreement (PNC No. 2)" dated on or about 13 December 2000 between the Western Australian Government Railways Commission, AWR Lease Co Pty Ltd and others.

         "DRAWDOWN" means a utilisation of a Facility.

         "DRAWDOWN NOTICE" means a notice issued by the Borrower in accordance with any Loan Agreement requesting a Drawdown in accordance with that Loan Agreement.

         "DOLLAR" or "$" means the lawful currency for the time being of the Commonwealth of Australia.

         "EBITDA" means, for any period, the operating profit for that period before interest (including rent payable in respect of any finance or capital lease except to the extent that the rent constitutes a principal reduction of the amount financed), income Taxes, individually significant or extraordinary items, depreciation and amortisation as determined on a consolidated basis for the Group and in accordance with GAAP.

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         "EVENT OF DEFAULT" means any event or circumstance specified as such in clause 7.

         "EXCLUDED SUBSIDIARY" means Australia Northern Railroad Pty Ltd, GWA Holdings Pty Limited, GWA Northern Pty Ltd, GWA Operations North Pty Limited, ARG Sell Down Holdings Pty Limited, ARG Sell Down No. 1 Pty Limited or ARG Sell Down No. 2 Pty Limited.

         "FACILITY" means any Term Facility, any Revolving Facility or the Working Capital Facility.

         "FACILITY OFFICE" means the office notified by a Lender to the Borrower in writing on or before the date it becomes a Lender (or, following that date but subject to clauses 19.2(f) and 19.2(g), by not less than 5 Business Days' written notice) as the office through which it will perform its obligations under the Finance Documents to which it is a party.

         "FINANCE DOCUMENT" means:

         (a)      this Deed;

         (b)      the Refinancing Deed;

         (c)      any Accession Letter;

         (d)      any Lender Accession Letter;

         (e)      any Hedging Agreement;

         (f)      each and every Loan Agreement;

         (g)      the Security Trust Deed;

         (h)      any Agreed Security;

         (i)      any Tripartite Deed; and

         (j) any other document designated as such by the Borrower, with the consent of the Majority Lenders.

         "FINANCE PARTY" means:

         (a)      each Lender; and

         (b)      the Security Trustee.

         "FINANCIAL CLOSE" means the date on which all of the conditions precedent stated in clause 2 of the Refinancing Deed have been satisfied or waived by all Original Lenders.

         "FINANCIAL INDEBTEDNESS" means any present or future, actual or contingent indebtedness in respect of:

         (a)      moneys borrowed;

         (b) any amount raised under any acceptance credit, bill acceptance or bill endorsement facility;

         (c) any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

         (d) the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with GAAP, be treated as a finance or capital lease;

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         (e)      receivables sold or discounted (other than any receivables to the extent they are sold on a non-resource basis);

         (f) any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

         (g) any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

         (h) any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

         (i) the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.

         "GAAP" means generally accepted accounting principles in Australia.

         "GOVERNMENTAL AGENCY" means any government or any governmental, semi-governmental or judicial entity or authority. It also includes any self-regulatory organisation established under statute or any stock exchange.

         "GROUP" means the Borrower and its wholly owned Subsidiaries, excluding the Excluded Subsidiaries.

         "GUARANTOR" means an Original Guarantor or an Additional Guarantor, unless it has ceased to be a Guarantor in accordance with clause 21.4.

         "HEDGE EXPOSURE" means, in respect of a Lender on any date, the amount which is H in the following formula:

                  H = M to M + Unpaid Amounts

                  where:

                  M to M is the result of the mark to market calculation of the net obligations under the Hedging Agreements entered into with that Lender, provided that M to M will be a positive number if it represents a liability of the Borrower to the Lender and a negative number if it represents a liability of the Lender to the Borrower;

                  Unpaid Amounts:   is any amount owing under the Hedging
                                    Agreements entered into with that Lender, provided that Unpaid Amounts will be a positive number if it represents amounts owing by the Borrower to the Lender and a negative number if it represents amounts owing by the Lender to the Borrower, provided that if H is a negative number it will be deemed to be equal to zero.

         "HEDGING AGREEMENT" means any interest or currency hedging document entered into between the Borrower and a Lender.

         "HOLDING COMPANY" means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

         "INDIRECT TAX" means any goods and services tax, consumption tax, value added tax or any tax of a similar nature.

         "INFORMATION MEMORANDUM" means the document dated 15 August 2003 in the form approved by the Borrower concerning the Original Obligors which, at the Borrower's request and on its behalf, was prepared in relation to the transaction evidenced by the Finance Documents and distributed to selected financial institutions before the date of this Deed.

         "INTEREST COVER RATIO" means, on any Calculation Date, the ratio of:

         (a)      EBITDA for the 12 month period ending on that Calculation
                  Date;

         to

         (b) Interest Expense for the 12 month period ending on that Calculation Date.

         "INTEREST EXPENSE" means, for any period, all interest and amounts in the nature of interest (including rent payable under any finance lease except to the extent that the rent constitutes a principal reduction of the amount financed) payable in respect of the Total Debt, determined on a consolidated basis, in respect of the period taking into account any net payment (or, if appropriate in the context, receipt) accrued under any interest rate hedging agreement or instrument less any interest received (but not included in EBITDA).

         "INTEREST PERIOD" means, in relation to an Advance, each period for the calculation of interest in respect thereof determined under the Loan Agreement pursuant to which that Advance is made and, in relation to any Unpaid Amount, each period determined in accordance with clause 10.

         "LENDER" means:

         (a)      any Original Lender; and

         (b) any bank or financial institution which has become a party to this Deed and any other Finance Documents in accordance with clause 19,

         which, in each case, has not ceased to be a party to the Finance Documents in accordance with the terms of this Deed.

         "LENDER ACCESSION LETTER" means a document substantially in the form set out in Schedule 7.

         "LETTER OF CREDIT" means a letter of credit issued under the Working Capital Facility.

         "LOAN AGREEMENT" means any agreement entitled "Loan Agreement" entered into between the Borrower and a Lender.

         "MAJORITY LENDERS" means at any time:

         (a) at any time where paragraph (b) of this definition does not apply, Lenders the aggregate of whose Commitments under the Facilities at the relevant time represent by value not less than 66-2/3% of the Total Commitments at such time; or

         (b) for any determinations of whether an Event of Default has occurred, at any time an Event of Default subsists, or if the Total Commitments are nil, Lenders:

                  (i) the aggregate of whose Advances and maximum potential liability in respect of Letters of Credit then outstanding (if any) at such time; and

                  (ii) the aggregate of whose Hedge Exposure at such time, as determined by such Lender,

                  represents by value not less than 66-2/3% of the aggregate of:

                  (iii) all of the Advances and all Outstanding Liability Amounts of all Letters of Credit outstanding (if any) at such time; and

                  (iv) the aggregate of the Hedge Exposure of each Lender at such time determined by each relevant Lender.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of the Obligors collectively to perform their obligations under the Finance Documents.

         "MONTH" means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

         (a) (subject to paragraph (c) below) if the numerically corresponding day is not a Business Day, that period will end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

         (b) if there is no numerically corresponding day in the calendar month in which that period is to end, that period will end on the last Business Day in that calendar month; and

         (c) if an Interest Period begins on the last Business Day of a calendar month, that Interest Period will end on the last Business Day in the calendar month in which that Interest Period is to end.

         The above rules will only apply to the last month of any period.

         "OBLIGOR" means the Borrower or a Guarantor.

         "OFFSHORE ASSOCIATE" means an Associate:

         (a) which is a non-resident of Australia and which does not acquire, or would not acquire, the relevant interest under any Loan Agreement in carrying on a business in Australia at or through a permanent establishment of the Associate in Australia; or

         (b) which is a resident of Australia and which acquires, or would acquire, the relevant interest under any Loan Agreement in carrying on a business in a country outside Australia at or through a permanent establishment of the Associate in that country, and, in either case, which is not acquiring the interest under any Loan Agreement or receiving payment under any Loan Agreement in the capacity of a dealer, manager or underwriter in relation to the placement of the Loan Agreement or a clearing house, custodian, funds manager or responsible entity of a registered scheme.

         "ORIGINAL FINANCIAL STATEMENTS" means the audited consolidated financial statements of the Borrower for the financial year ended 31 December 2002.

         "ORIGINAL OBLIGOR" means the Borrower or an Original Guarantor.

         "OUTSTANDING LIABILITY AMOUNT" means, at any time, in relation to any Letter of Credit, the amount stated in that Letter of Credit to be the maximum amount for which the Working Capital Bank could be actually or contingently liable less the aggregate of all amounts (if any) actually paid by the Working Capital Bank under the Letter of Credit for which the Working Capital Bank has been reimbursed by the Obligors as at that time.

         "PROJECT FINANCE FACILITY" means the provision of the "Facilities", as defined in the agreement entitled "Memorandum of Common Provisions" dated 13 December 2000 between ARG Financing Pty Ltd, Australia and New Zealand Banking Group Limited, ANZ Capel Court

         Limited, the "Sponsors" listed in Part A of Schedule 1 of that agreement, the "Subordinated Lenders" listed in Part B of Schedule 1 of that agreement, the "Mortgagors" listed in Part C of Schedule 1 of that agreement, AWR Lease Co Pty Ltd, the "Lenders" listed in Part D of
         Schedule 1 of that agreement, the "Hedge Counterparties" listed in Part E of Schedule 1 of that agreement and the "Senior Working Capital Facility Provider" listed in Part F of Schedule 1 of that agreement.

         "REFINANCING DEED" means the deed entitled "Refinancing and Amendment Deed" dated on or about the date of this Deed between the Borrower, ARG Financing Pty Ltd, WestNet NarrowGauge Pty Ltd, WestNet StandardGauge Pty Ltd, Australia Southern Railroad Pty Limited, the Original Lenders and others.

         "REPEATING REPRESENTATIONS" means each of the representations set out in clause 3, excluding those representations in clauses 3.6, 3.7, 3.9, 3.10(a) and 3.10(b).

         "RESIGNATION LETTER" means a letter substantially in the form set out in Schedule 6.

         "REVIEW EVENT" has the meaning given in clause 8(a).

         "REVOLVING ADVANCE" means a loan made or to be made under a Revolving Facility or the principal amount outstanding for the time being of that loan.

         "REVOLVING COMMITMENT" means, in relation to any Lender under any Loan Agreement to which it is a party, its commitment in respect of the Revolving Facility provided under that Loan Agreement, as defined in that Loan Agreement.

         "REVOLVING FACILITY" means any revolving loan facility made available under any Loan Agreement.

         "SA LEASE SECURITY" means any Security created under or pursuant to the document entitled "Deed of Agreement to Lease and Charge" dated 7 November 1997 between the Minister for Transport and Urban Planning, a body corporate under the Administrative Arrangements Act 1994 (South Australia), SA Rail Pty Limited and Australia Southern Railroad Pty Limited.

         "SECURITY" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, security interest, title retention, preferential right, trust arrangement, contractual right of set-off or any other security agreement or arrangement in favour of any person.

         "SECURITY TRUST DEED" means the deed of that name dated 12 December 2000 between ARG Financing Pty Ltd, Australia and New Zealand Banking Group Limited and ANZ Capel Court Limited, as amended and novated on or prior to Financial Close.

         "SECURITY TRUST FUND" has the same meaning as in the Security Trust
         Deed.

         "SUBORDINATED DEBT" means all liabilities which on an insolvency would rank behind the obligations of the Obligors pursuant to the Finance Documents but only if the terms of such subordination provide that the liabilities:

         (a) cannot be discharged if it would cause a breach of a financial covenant set out in clause 6 of this Deed and cannot be accelerated unless the Advances are accelerated in accordance with clause 7.13 of this Deed (provided that for the avoidance of doubt any Obligor may voluntarily discharge any such liability at any time prior to its scheduled repayment date if this would not cause a breach of a financial covenant set out in clause 6 of this Deed); or

         (b) cannot be discharged prior to the discharge of the obligations of the Obligors pursuant to the Finance Documents, where, in each case, the Lenders have been provided with a legal opinion (in form and substance satisfactory to each Lender acting reasonably) confirming that the liabilities satisfy the requirements of this definition.

         "SUBSIDIARY" has the meaning given in the Corporations Act 2001 (Commonwealth), but as if "body corporate" includes any entity.

         "TAX" means any tax, levy, impost, duty or other charge or withholding of a similar nature, including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same.

         "TAX ACT" means the Income Tax Assessment Act 1936 (Commonwealth).

         "TERM ADVANCE" means a loan made or to be made under a Term Facility or the principal amount outstanding for the time being of that loan.

         "TERM COMMITMENT" means, in relation to any Lender under any Loan Agreement to which it is a party, its aggregate commitment in respect of the Term Facilities provided under that Loan Agreement, as defined in that Loan Agreement.

         "TERM FACILITY" means any term loan facility made available under any Loan Agreement.

         "TOTAL ASSETS" means, at any time, the aggregate of all tangible assets and intangible assets of the Group on a consolidated basis as at that time.

         "TOTAL COMMITMENTS" means, at any time, the aggregate of the Commitments at that time.

         "TOTAL DEBT" means, at any time, the outstanding amount under the Facilities and any other Financial Indebtedness of the Group as at that time, excluding all Subordinated Debt.

         "TRANSFER CERTIFICATE" means a certificate substantially in the form set out in Schedule 4.

         "TRANSFER DATE" means, in relation to a transfer, the later of:

         (a) the proposed "Transfer Date" specified in the Transfer Certificate for that transfer; and

         (b) the date which is the fifth Business Day after the date of delivery of the Transfer Certificate to the Borrower or such earlier Business Day endorsed by the Borrower on such Transfer Certificate.

         "TRIPARTITE DEED" means:

         (a) the deed entitled "Multi-Party Agreement (Purchase Documents)" dated on or about 13 December 2000 between The Hon Murray Criddle MLC, the Western Australian Government Railways Commission, The Hon Richard Fairfax Court Treasurer, WestNet StandardGauge Pty Ltd, WestNet NarrowGauge Pty Ltd, Australian Western Railroad Pty Ltd, Australian Railroad Group Pty Ltd and ANZ Capel Court Limited; and

         (b) the deed entitled "Tripartite Deed" dated on or about 13 December 2000 between the Minister for Transport and Urban Planning, a body corporate under the Administrative Arrangements Act 1994 (South Australia), Australia Southern Railroad Pty Limited and ANZ Capel Court Limited.

         "UNPAID SUM" means any sum due and payable but unpaid by an Obligor under the Finance Documents.

         "WORKING CAPITAL ADVANCE" means a loan made or to be made under the Working Capital Facility or the principal amount outstanding for the time being of that loan.

         "WORKING CAPITAL BANK" means Australia and New Zealand Banking Group Limited, ABN 11 005 357 522 or any bank or financial institution to which all rights and obligations in respect of the Working Capital Facility have been transferred in accordance with the Finance Documents.

         "WORKING CAPITAL COMMITMENT" means the commitment of the Working Capital Bank in respect of the Working Capital Facility, as defined in the Loan Agreement to which the Working Capital Bank is a party.

         "WORKING CAPITAL FACILITY" means the working capital facility made available under the Loan Agreement to which the Working Capital Bank is a party.

         "WORKING CAPITAL UTILISATION" means a Working Capital Advance or a Letter of Credit.

1.2      CONSTRUCTION

         (a)      Any reference in this Deed to:

                  (i) "ASSETS" includes present and future properties, revenues and rights of every description;

                  (ii) a "FINANCE DOCUMENT" or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended or novated;

                  (iii) "INDEBTEDNESS" includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

                  (iv) a "PERSON" includes any person, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) or two or more of the foregoing;

                  (v) a "REGULATION" includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

                  (vi) a provision of law is a reference to that provision as amended or re-enacted; and

                  (vii) unless a contrary indication appears, a time of day is a reference to Sydney time.

         (b)      Clause and Schedule headings are for ease of reference only.

         (c) Unless a contrary indication appears, a term used in any other Finance Document or in any notice given under or in connection with any Finance Document has the same meaning in that other Finance Document or notice as in this Deed.

         (d) An Event of Default is "CONTINUING" or "SUBSISTING" if it has not been remedied or waived.

         (e)      In each Finance Document:

                  (i) an outstanding Letter of Credit is "repaid" or "prepaid" by providing cash cover for that Letter of Credit on terms acceptable to the Working Capital Bank, acting reasonably, or by cancelling that Letter of Credit and returning the original to the Working Capital Bank or providing other evidence (in form and substance satisfactory to the Working Capital Bank, acting reasonably) that no further liability exists under that Letter of Credit; and

                  (ii) an amount "outstanding" under a Letter of Credit or the "principal amount" of a Letter of Credit at any time is the Outstanding Liability Amount of such Letter of Credit and the Finance Documents will be construed accordingly.

1.3      CONFLICT WITH OTHER FINANCE DOCUMENTS

         In the case of any conflict between:

         (a) the terms of this Deed and the terms of any other Finance Document (other than the Loan Agreements), the terms of this Deed will prevail; or

         (b) the terms of this Deed and the terms of any Loan Agreement, the terms of the Loan Agreement will prevail.

1.4      LENDER'S RIGHTS AND OBLIGATIONS

         (a) The obligations of each Lender under the Finance Documents are several. Failure by a Lender to perform all or any of its obligations under the Finance Documents does not affect the obligations of any other party under the Finance Documents. Neither the Security Trustee nor any Lender is responsible for the obligations of any other party (except in the case of the Security Trustee its own obligations, if any, as a Lender) under the Finance Documents.

         (b) The rights of each Lender under or in connection with the Finance Documents are separate and independent rights and any debt arising under the Finance Documents to a Lender from an Obligor will be a separate and independent debt.

         (c) A Lender may, except as otherwise stated in the Finance Documents, separately enforce its rights under the Finance Documents, provided that no Lender has the right to separately exercise any of the rights in clause 7.13 or to separately enforce any of the Agreed Securities.

1.5      TERMINATION OF RIGHTS OF LENDERS

         Any Lender who has received payment in full and final settlement of all amounts owed to it under the Finance Documents and who has no further actual or contingent obligations under any Loan Agreement or Hedging Agreement will immediately cease to have any rights or obligations under this Deed (other than pursuant to clause 20 of this Deed).

2.       INITIAL CONDITIONS PRECEDENT

         (a) This Deed does not become effective until Financial Close occurs.

         (b) The Borrower may not deliver a Drawdown Notice unless Financial Close occurs.

         (c) The Borrower will notify all Original Lenders when Financial Close occurs.

3.       REPRESENTATIONS

         Each Obligor makes the representations and warranties set out in this clause 3 to each Lender on the date of this Deed and on Financial Close in each case with reference to the facts and circumstances then existing.

3.1      STATUS

         (a) It is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation.

         (b) It has the power to own its assets and carry on its business as it is being conducted.

3.2      BINDING OBLIGATIONS

         The obligations expressed to be assumed by it under each Finance Document to which it is a party are, subject to any general principles of law limiting creditors' rights generally, legal, valid, binding and enforceable obligations.

3.3      NON-CONFLICT WITH OTHER OBLIGATIONS

         The entry into and performance by it of, and the transactions contemplated by, the Finance Documents to which it is a party do not and will not conflict with:

         (a) any law or regulation having the force of law applicable to it;

         (b)      its constitutional documents; or

         (c) any agreement or instrument binding upon it or any member of the Group or any of its or any member of the Group's assets, where any such conflict is reasonably likely to have a Material Adverse Effect.

3.4      POWER AND AUTHORITY

         It has the power to enter into, perform and deliver, and has taken all necessary corporate action to authorise its entry into, performance and delivery of, the Finance Documents to which it is a party and the transactions contemplated by those Finance Documents.

3.5      AUTHORISATIONS

         All Authorisations required:

         (a) to enable it lawfully to enter into, exercise its rights and comply with its obligations under the Finance Documents to which it is a party; and

         (b) for it to carry on its business, and which are material, where failure to obtain the relevant Authorisation would be reasonably likely to have a Material Adverse Effect,

         have been obtained and are in full force and effect.

3.6      GOVERNING LAW AND ENFORCEMENT

         (a) The choice of New South Wales law as the governing law of the Finance Documents to which it is a party will be recognised and enforced in its jurisdiction of incorporation.

         (b) Any judgment obtained in New South Wales in relation to a Finance Document to which it is a party will be recognised and enforced in its jurisdiction of incorporation.

3.7      NO FILING OR STAMP TAXES

         Under the law of its jurisdiction of incorporation it is not necessary that the Finance Documents to which it is a party be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar Tax be paid on or in relation to those Finance Documents or the transactions contemplated by those Finance Documents.

3.8      NO DEFAULT

         (a) No Event of Default is continuing or will result from the making of any Drawdown.

         (b) No other event or circumstance is outstanding which constitutes a default under any other agreement or instrument which is binding on it or to which its assets are subject which would be reasonably likely to have a Material Adverse Effect.

3.9      NO MISLEADING INFORMATION

         (a) Any factual information provided by an Obligor for the purposes of the Information Memorandum (excluding projections) was true and accurate in all material respects as at the date it was provided or as at the date (if any) at which it is stated.

         (b) Any financial projections provided by an Obligor contained in the Information Memorandum have been prepared on the basis of recent historical information and on the basis of reasonable assumptions.

         (c) Nothing has occurred or been omitted from the Information Memorandum and no information has been given or withheld that results in the information provided by an Obligor contained in the Information Memorandum being untrue or misleading in any material respect.

3.10     FINANCIAL STATEMENTS

         (a) (In the case of the Borrower only) the Original Financial Statements were prepared in accordance with GAAP consistently applied unless expressly disclosed to the contrary.

         (b) (In the case of the Borrower only) the Original Financial Statements give a true and fair view and represent the consolidated financial condition and operations of the Group during the relevant financial year unless expressly disclosed to the contrary.

         (c) (In the case of the Borrower only) there has been no material adverse change in the consolidated financial condition of the Group since the date of the most recent accounts delivered in accordance with clause 4.1.

3.11     PARI PASSU RANKING

         Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

3.12     NO PROCEEDINGS PENDING OR THREATENED

         No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse

         Effect have (to the best of its knowledge and belief) been started or threatened against it or any member of the Group.

3.13     TRUSTEE

         It does not enter any Finance Document or hold any property as a trustee.

3.14     CORPORATE BENEFIT

         The entry into and performance of its obligations under each Finance Document to which it is a party is for its corporate benefit.

3.15     NO IMMUNITY FROM SUIT

         It does not, nor do its assets, enjoy immunity from any suit or execution.

3.16     REPETITION

         The Repeating Representations are deemed to be made by each Obligor to each Lender by reference to the facts and circumstances then existing on:

         (a) the date of each Drawdown Notice and the first day of each Interest Period, in each case, for that Lender; and

         (b) in the case of an Additional Guarantor, the day on which the company becomes (or it is proposed that the company becomes) an Additional Guarantor.

4.       INFORMATION UNDERTAKINGS

         The undertakings in this clause 4 remain in force from the date of this Deed for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

4.1      FINANCIAL STATEMENTS

         The Borrower will supply to each Lender:

         (a) as soon as the same become available, but in any event within 120 days after the end of each of its financial years its audited consolidated financial statements for that financial year; and

         (b) as soon as the same become available, but in any event within 90 days after the end of each half of each of its financial years its consolidated financial statements for that financial half year.

4.2      COMPLIANCE CERTIFICATE

         (a) The Borrower will supply to each Lender, with each set of financial statements delivered pursuant to clause 4.1(a) or 4.1(b), a Compliance Certificate setting out (in reasonable detail) computations as to compliance with clause 6 as at the date as at which those financial statements were drawn up.

         (b) Each Compliance Certificate will be signed by the General Manager - Finance of the Borrower and will attach the financial information, in reasonable detail, used to calculate compliance with clause 6 and a reconciliation of that information with the set of financial statements with which the Compliance Certificate is provided.

4.3      REQUIREMENTS AS TO FINANCIAL STATEMENTS

         (a) Each set of financial statements delivered by the Borrower pursuant to clause 4.1(b) will be certified by an officer or a director of the Borrower as fairly representing its consolidated financial condition as at the date as at which those financial statements were drawn up.

         (b) The Borrower will procure that each set of financial statements delivered pursuant to clause 4.1 is prepared using GAAP.

4.4      INFORMATION: MISCELLANEOUS

         The Borrower will supply to each Lender:

         (a) promptly upon becoming aware of them, the details of any litigation, arbitration or administrative proceedings which are current, threatened or pending against any member of the Group, and which might, if adversely determined, have a Material Adverse Effect;

         (b) promptly, such further information regarding the financial condition, business and operations of any member of the Group as that Lender may, acting reasonably, request; and

         (c) promptly, notice of any change in authorised signatories of any Obligor signed by a director or secretary of the Obligor accompanied by specimen signatures of any new signatories.

4.5      NOTIFICATION OF DEFAULT

         (a) Each Obligor will notify each Lender of any Event of Default (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

         (b) Promptly upon a request by a Lender, acting reasonably, the Borrower will supply to that Lender a certificate signed by a director or a senior officer on its behalf certifying that no Event of Default is continuing (or if an Event of Default is continuing, specifying the Event of Default and the steps, if any, being taken to remedy it).

4.6      ANNUAL BUDGET

         (a) Subject to clause 4.6(b), the Borrower will supply to each Lender on one occasion during each financial year, as soon as it becomes available, its forecast financial statements for the following financial year which will include a consolidated statement of financial position, statement of financial performance and cash flow statement (which for the avoidance of doubt is inclusive of capital expenditure).

         (b) The forecast financial statements provided in accordance with clause 4.6(a) will be provided before the commencement of the financial year to which the statements relate unless not approved by the board of directors of the Borrower by that date. If not approved by the board of directors of the Borrower by that date, the forecast financial statements will be supplied to each Lender within 7 days of that approval being granted and, in any case, within 60 days of the commencement of the financial year to which the statements relate.

5.       GENERAL UNDERTAKINGS

         The undertakings in this clause 5 remain in force from the date of this Deed for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

5.1      AUTHORISATIONS

         Each Obligor will promptly obtain, comply with and do all that is necessary to maintain in full force and effect any Authorisation required to enable it to perform its obligations under the Finance Documents to which it is party and to ensure the legality, validity or enforceability of any such Finance Document and, to the extent that the failure by it to obtain or maintain such Authorisation is reasonably likely to have a Material Adverse Effect, any material Authorisation required for it to carry on its business.

5.2      COMPLIANCE WITH LAWS

         Each Obligor will comply in all respects with all laws to which it may be subject, if failure so to comply is reasonably likely to have a Material Adverse Effect.

5.3      NEGATIVE PLEDGE

         (a) No Obligor will (and the Borrower will ensure that no other member of the Group will) create or permit to subsist any Security over any of its assets.

         (b) No Obligor will (and the Borrower will ensure that no other member of the Group will):

                  (i) sell, transfer or otherwise dispose of any of its assets on terms whereby they are or may be leased to or re-acquired by an Obligor or any other member of the Group;

                  (ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;

                  (iii)    enter any title retention arrangement; or

                  (iv) enter into any arrangement under which money or the benefit of a bank or other account may be applied, set-off or made subject to a combination of accounts,

                  in circumstances where the arrangement or transaction is entered into primarily as a method of raising Financial Indebtedness or of financing the acquisition of an asset.

         (c)      Clauses 5.3(a) and 5.3(b) do not apply to:

                  (i)      the Agreed Securities;

                  (ii) any Security or other interest created pursuant to the Cross Border Lease Documents or the SA Lease Security;

                  (iii) any netting or set-off arrangement entered into by any member of the Group in the ordinary course of its banking arrangements for the purpose of netting debit and credit balances;

                  (iv) any Security arising by operation of law or in the ordinary course of trading so long as the debt it secures is paid when due or contested in good faith;

                  (v) any Security or other arrangement of the type referred to in clause 5.3(b) over or affecting any asset acquired by a member of the Group after the date of this Deed if:

                           A. the Security or other arrangement was not created in contemplation of the acquisition of that asset by a member of the Group;

                           B. the principal amount secured has not been increased in contemplation of, or since, the acquisition of that asset by a member of the Group; and

                           C. the Security or other arrangement is removed or discharged within 12 months of the date of acquisition of such asset;

                  (vi) any Security or other arrangement of the type referred to in clause 5.3(b) over or affecting any asset of any entity which becomes a member of the Group after the date of this Deed, where the Security or other arrangement is created prior to the date on which that entity becomes a member of the Group, if:

                           A. the Security or other arrangement was not created in contemplation of the acquisition of that entity;

                           B. the principal amount secured has not increased in contemplation of or since the acquisition of that entity; and

                           C. the Security or other arrangement is removed or discharged within 12 months of that entity becoming a member of the Group; or

                  (vii) subject to the terms of the Agreed Securities, any Security or any other arrangement of the type referred to in clause 5.3(b) securing in any manner indebtedness the principal amount of which (excluding the principal amount of any other indebtedness which has the benefit of any Security or other arrangement as permitted under clauses 5.3(c)(i) to 5.3(c)(vi)) does not exceed 15% of the value of the Total Assets at any time (or its equivalent in another currency or currencies).

         (d) If any Security or other arrangement of the type referred to in clause 5.3(b) is granted over or affects any of the assets of any Chargor on the terms permitted by clause 5.3(c) and the Agreed Securities, the Security Trustee must:

                  (i) in the case of the grant of any Security, as soon as practicable after a request from any Chargor, enter into a priority agreement (in a form reasonably acceptable to the relevant Chargor) with respect to that Security in order to provide that such Security ranks ahead of the Agreed Securities and the Lenders consent to each such priority agreement being entered into; and

                  (ii) in the case of any other arrangement of the type referred to in clause 5.3(b), release from the Agreed Securities all of the assets affected by the arrangement and the Lenders consent to such release.

5.4      DISPOSALS

         (a) No Obligor will (and the Borrower will ensure that no other member of the Group will), enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset (in any case excluding any sale, lease, transfer or other disposal of the nature referred to in clause 5.3(a) or 5.3(b)).

         (b) Clause 5.4(a) does not apply to any sale, lease, transfer or other disposal:

                  (i) made in the ordinary course of trading of the disposing entity;

                  (ii) of assets in exchange for, or where the proceeds of disposal are used to acquire, other assets comparable or superior as to type, value and quality and for a similar purpose;

                  (iii) where an asset is surplus to the requirements of the disposing entity; or

                  (iv) subject to the terms of the Agreed Securities, where the higher of the market value or consideration receivable (when aggregated with the higher of the market value or consideration receivable for any other relevant sale, lease, transfer or other disposal, other than any permitted under clause 5.4(b)(i), 5.4(b)(ii) or 5.4(b)(iii)) does not exceed $25,000,000 (or its equivalent in another currency or currencies) in any financial year.

         (c) If any assets of any Chargor are sold, leased, transferred or otherwise disposed of on the terms permitted by clause 5.4(b) and the Agreed Securities, the Security Trustee must release from the Agreed Securities all of those assets which are sold, leased, transferred or otherwise disposed of and the Lenders consent to such release.

5.5      MERGER

         No Obligor will (and the Borrower will ensure that no other member of the Group will) enter into any amalgamation, demerger, merger or corporate reconstruction (unless the objective is to distribute excess cash which cannot otherwise be distributed or it is a voluntary solvent amalgamation, demerger, merger or corporate reconstruction) where to do so would be reasonably likely to result in a Material Adverse Effect.

5.6      CHANGE OF BUSINESS

         The Borrower will procure that no substantial change is made to the general nature of the business of the Borrower or the Group from that carried on at the date of this Deed.

5.7      TAX

         The Borrower agrees that it will not make any election as a result of which the Borrower and its wholly owned Subsidiaries will form a consolidated group for taxation purposes with respect to any period after the date of this Deed unless the Borrower has, on or before the date of the making of the election, taken steps to ensure that the Borrower and all Subsidiary members of the proposed consolidated group have entered a valid tax sharing agreement in accordance with Division 721 of the Income Tax Assessment Act 1997 (Commonwealth) and that the tax sharing agreement, amongst other matters, allocates to the Excluded Subsidiaries, if party to the consolidated group, a liability to contribute to the tax-related liabilities of the consolidated group in an amount that at least equates with, but is not less than, the notional tax liability that each of those Excluded Subsidiaries would have incurred as a separate taxpayer if no election had been made for the consolidation of that group.

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5.8      INSURANCE

         Each Obligor will ensure that it has insurance policies in place which would be customarily held by a prudent operator carrying on a business similar to the business carried on by the Obligors.

5.9      ARM'S LENGTH TERMS

         No Obligor will and the Borrower will procure that no member of the Group will enter into any material transaction with any person other than on arm's length terms and for full market value, other than any transaction with any other Obligor.

5.10     OWNERSHIP OF ASSETS

         The Borrower must ensure that the Guarantors, together with the Borrower, hold 90% or more of the Total Assets.

5.11     INTEREST RATE HEDGING

         The Borrower will ensure that it has an appropriate interest rate hedging program in place.

5.12     NON-QUANTIFIABLE GUARANTEES AND FINANCIAL ACCOMMODATION

         (a) No Obligor will give any guarantee or indemnity to any third party in respect of any obligation of an Excluded Subsidiary owing to that third party in circumstances where the liabilities of that Obligor under that guarantee or indemnity do not constitute specifically quantifiable Financial Indebtedness.

         (b) No Obligor will provide any financial accommodation directly to any Excluded Subsidiary except where the amount owing by the Excluded Subsidiaries to the Obligors in respect of that financial accommodation, when aggregated with all other amounts owing to the Obligors by the Excluded Subsidiaries in respect of any financial accommodation provided directly to the Excluded Subsidiaries as at that time, is not greater than $10,000,000 (or its equivalent in any other currencies).

         (c) For the avoidance of doubt, nothing in this clause 5.12 restricts the ability of the Borrower to provide for or procure the issue of any letter of credit for the benefit of any Excluded Subsidiary provided that the obligations of the Borrower in respect of any such letter of credit are included in the Financial Indebtedness of the Group.

6.       FINANCIAL COVENANTS

         The covenants in this clause 6 remain in force from the date of this Deed for so long as any amount is outstanding under the Finance Documents or any Commitment is in force.

6.1      INTEREST COVER RATIO

         (a) The Interest Cover Ratio as at each Calculation Date will be either:

                  (i)      not less than 2.5:1; or

                  (ii) subject to relief being available under clause 6.1(b), less than 2.5:1 but not less than 2.0:1.

         (b) In the case of clause 6.1(a)(ii), this relief is only available for up to 3 consecutive Calculation Dates. In the event that relief is sought under clause 6.1(a)(ii), relief under clause 6.1(a)(ii) will only be available again:

                  (i) where the Interest Cover Ratio is less than 2.5:1 but not less than 2.0:1 for one or 2 consecutive Calculation Dates, once the Interest Cover Ratio has exceeded 2.5:1 for the next 4 consecutive Calculation Dates; and

                  (ii) where the Interest Cover Ratio is less than 2.5:1 but not less than 2.00:1 for 3 consecutive Calculation Dates, once the Interest Cover Ratio has exceeded 2.5:1 for the next 4 consecutive Calculation Dates or, subject to the unanimous agreement of Lenders after the fourth period, 6 consecutive Calculation Dates.

6.2      TOTAL DEBT/TOTAL ASSETS

         Total Debt divided by Total Assets as at each Calculation Date will be not greater than 70%.

7.       EVENTS OF DEFAULT

         Each of the events or circumstances set out in clause 7 (other than clause 7.13) is an Event of Default.

7.1      NON-PAYMENT

         An Obligor does not pay on the due date any amount payable pursuant to a Finance Document at the place at and in the currency in which it is expressed to be payable unless:

         (a) its failure to pay is caused by administrative or technical error; and

         (b)      payment is made within 2 Business Days of its due date.

7.2      FINANCIAL COVENANTS

         Any covenant in clause 6 is not satisfied.

7.3      OTHER OBLIGATIONS

         (a) An Obligor does not comply with any provision of the Finance Documents (other than those referred to in clauses 7.1 and 7.2).

         (b) No Event of Default under clause 7.3(a) will occur if the failure to comply is capable of remedy and is remedied within 30 Business Days of any Lender giving notice to the Borrower or the Borrower becoming aware of the failure to comply.

7.4      MISREPRESENTATION

         (a) Any representation or statement made or deemed to be made by an Obligor in the Finance Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Finance Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

         (b) No Event of Default under clause 7.4(a) will occur if the circumstances causing such misrepresentation are capable of remedy and such circumstances are remedied within 30 Business Days of any Lender giving notice to the Borrower or the Borrower becoming aware of the misrepresentation.

7.5      CROSS DEFAULT

         (a) Any Financial Indebtedness of any member of the Group is not paid when due nor within any applicable grace period.

         (b) Any Financial Indebtedness of any member of the Group is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default or review event (however described).

         (c) Any creditor of any member of the Group becomes entitled to declare any Financial Indebtedness of any member of the Group due and payable prior to its specified maturity as a result of an event of default (however described) which has not be remedied or waived by that creditor.

         (d) No Event of Default will occur under clause 7.5(a), 7.5(b) or 7.5(c) if the aggregate amount of Financial Indebtedness falling within clause 7.5(a), 7.5(b) or 7.5(c) is less than $25,000,000 (or its equivalent in any other currency or currencies).

7.6      INSOLVENCY

         (a) A member of the Group is or is presumed or deemed to be unable or admits its inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

         (b) A moratorium is declared in respect of any indebtedness of any member of the Group.

7.7      INSOLVENCY PROCEEDINGS

         Any of the following occurs:

         (a) any corporate action by an Obligor or legal proceedings (other than legal proceedings which are disputed by any Obligor acting diligently and in good faith and which are dismissed within 30 Business Days) is taken in relation to the suspension of payments, a moratorium of any indebtedness, dissolution or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any member of the Group other than a solvent reorganisation of any member of the Group;

         (b) a composition, assignment or arrangement with any creditor of any member of the Group is entered into or any corporate action is taken by any Obligor to enter into such a composition, assignment or arrangement;

         (c) the appointment of a liquidator (other than in respect of a solvent liquidation of a member of the Group), receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of any member of the Group or any of its assets, any application is made to a court for the purposes of appointing such a person (other than an application which is disputed by an Obligor acting diligently and in good faith and dismissed within 30 Business Days) or any corporate action is taken by any Obligor to appoint such a person;

         (d) enforcement of any Security over any assets of any member of the Group; or

         (e)      any analogous event occurs in any jurisdiction.

7.8      CREDITORS' PROCESS

         Any expropriation, attachment, sequestration, distress or execution affects any asset or assets of a member of the Group having an aggregate value of not less than $25,000,000 (or its equivalent in any other currency or currencies) and is not discharged within 30 Business Days.

7.9      OWNERSHIP OF THE OBLIGORS

         Any Obligor (other than the Borrower) ceases to be a wholly owned Subsidiary of the Borrower other than as permitted in accordance with the Finance Documents.

7.10     UNLAWFULNESS

         It is or becomes unlawful for an Obligor to perform any of its obligations under the Finance Documents.

7.11     REPUDIATION

         An Obligor repudiates a Finance Document or evidences an intention to repudiate a Finance Document.

7.12     MATERIAL ADVERSE EFFECT

         Any event occurs which will have or has had a Material Adverse Effect.

7.13     ACCELERATION

         On and at any time after the occurrence of an Event of Default which is continuing, the Majority Lenders, by notice to the Borrower, may:

         (a) cancel the Total Commitments at which time they will immediately be cancelled; and/or

         (b) declare that all or part of the Advances, together with accrued interest, and all other amounts accrued under the Finance Documents be immediately due and payable, whereupon they will become immediately due and payable; and/or

         (c) declare that all or part of the Advances be payable on demand, whereupon they will immediately become payable on demand by the relevant Lender; and/or

         (d) declare that the Borrower will immediately pay an amount equal to the Outstanding Liability Amounts under all outstanding Letters of Credit, at which time such amount will become immediately due and payable to the Working Capital Bank (and, once paid, the Working Capital Bank will hold such amount in an interest bearing account for application to reimburse the Working Capital Bank for all payments made under any Letter of Credit issued by it, with the balance, if any, to be promptly returned to the Borrower after settlement of such payments).

8.       REVIEW EVENT

         (a) If Wesfarmers Limited (ACN 008 984 049) and Genesee & Wyoming Inc. jointly cease to control (as defined for the purposes of section 50AA of the Corporations Act) the Borrower this will be a Review Event and:

                  (i) the Borrower will notify the Lenders of this Review Event; and

                  (ii) the Borrower and the Lenders will, as soon as practicable after the issue by the Borrower of a notice in accordance with clause 8(a)(i), negotiate for the purposes of determining the effect that the Review Event will have on the Obligors and their ability to comply with their obligations under the Finance Documents and any changes required to be made to the Finance Documents as a result of the Review Event.

         (b) If within 60 Business Days of the issue by the Borrower of a notice in accordance with clause 8(a)(i) an outcome satisfactory to the Borrower and the Majority Lenders has not been achieved in respect of the negotiations referred to in clause 8(a)(ii), the Majority Lenders may, by notice to the Borrower, take any of the actions referred to in clause 7.13.

9.       REPAYMENT, PREPAYMENT AND CANCELLATION

9.1      ILLEGALITY

         If it becomes unlawful in any jurisdiction for a Lender to maintain any Advance made by it or Letter of Credit issued by it or to make available Drawdowns under any Loan Agreement to which it is a party:

         (a) that Lender will promptly notify the Borrower upon becoming aware of that event;

         (b) the Lender's obligations to make available any Drawdown under any Loan Agreement to which it is a party will be suspended for the duration of such illegality; and

         (c) if the relevant illegality cannot be rectified in accordance with clause 14, the Borrower will repay to that Lender:

                  (i) each Advance made by it on the last day of the Interest Period for that Advance occurring after the Lender has notified the Borrower in accordance with clause 9.1(a); and

                  (ii) each Letter of Credit issued by it within 30 Business Days of receipt by it of that notice,

                  or, in each case, if earlier, will make such repayment on the date specified by the Lender in the notice delivered to the Borrower in accordance with clause 9.1(a) (being no earlier than the last day of any applicable grace period permitted by law).

9.2      VOLUNTARY CANCELLATION

         The Borrower may, if it gives any Lender not less than 2 Business Days' (or such shorter period as that Lender may agree) prior notice, cancel the whole or any part (being a minimum amount of $1,000,000 and in multiples of $1,000,000) of any Commitment of that Lender, provided that such cancellation may only be effected to the extent of the amount of the applicable Commitment unutilised on the date of the cancellation.

9.3      REPAYMENTS AND VOLUNTARY PREPAYMENTS

         (a) The Borrower will repay principal amounts falling due under any Loan Agreement in accordance with that Loan Agreement or this Deed and not in any other manner.

         (b) The Borrower may, if it gives any Lender not less than 2 Business Days' (or such shorter period as that Lender may agree) prior notice, prepay the whole or any part of any Advance or Letter of Credit provided by that Lender (but, if in part, being a minimum amount of $1,000,000 and in multiples of $1,000,000).

9.4      ADDITIONAL RIGHT OF REPAYMENT AND CANCELLATION IN RELATION TO A LENDER

         (a)      If:

                  (i) any sum payable to any Lender by an Obligor is required to be increased under clause 11.2(c); or

                  (ii) any Lender claims indemnification from the Borrower under clause 11.3 or 12.1,

                  the Borrower may, whilst the circumstance giving rise to the requirement or indemnification continues, give that Lender notice of cancellation of all of the Commitments of that Lender and its intention to procure the repayment of all Advances made, and Letters of Credit issued, by that Lender.

         (b) On receipt of a notice referred to in clause 9.4(a), the Commitments of that Lender will immediately be reduced to zero.

         (c) On the last day of each Interest Period for any Advance made by a Lender which ends after the Borrower has given notice to that Lender under clause 9.4(a) (or, if earlier, the date specified by the Borrower in that notice), the Borrower will repay to that Lender that Advance. On the date specified by the Borrower in that notice the Borrower will repay to that Lender each Letter of Credit to which that notice applies.

9.5      RESTRICTIONS

         (a) Any notice of cancellation, prepayment or repayment given by the Borrower under this clause 9 or any other Finance Document will be irrevocable and, unless a contrary indication appears in the relevant Finance Document, will specify the date or dates upon which the relevant cancellation, prepayment or repayment is to be made and the amount of that cancellation, prepayment or repayment.

         (b) Any prepayment or repayment under any Finance Document will be made together with accrued interest on the amount prepaid or repaid and, subject to clause 13, without premium or penalty.

         (c) The Borrower may not reborrow any part of any Term Facility which is prepaid or repaid.

         (d) Unless a contrary indication appears in any Finance Document, any part of any Revolving Facility or the Working Capital Facility which is prepaid or repaid may be reutilised in accordance with the terms of the Loan Agreement under which that Facility is provided.

         (e) The Borrower will not repay or prepay all or any part of the Advances or Letters of Credit or cancel all or any part of the Commitments except at the times and in the manner expressly provided for in the Finance Documents.

         (f) No amount of the Total Commitments cancelled under the Finance Documents may be subsequently reinstated.

9.6      LETTERS OF CREDIT

         (a) If and to the extent that any prepayment or repayment of any Working Capital Utilisations made or required to be made under any provision of any Finance Document could be satisfied by a prepayment or repayment of Working Capital Advances, then Working Capital Advances rather than Letters of Credit will be prepaid or repaid.

         (b) For the avoidance of doubt, clause 1.2(e)(i) describes the manner in which a Letter of Credit may be prepaid or repaid for the purposes of any Finance Document and any prepayment or repayment of a Letter of Credit will be effected only in that manner.

10.      DEFAULT INTEREST

         (a) Without limiting the terms of any other Finance Document, if an Obligor (other than the Borrower) fails to pay to any Finance Party any amount payable by it under a Finance Document on its due date, interest will accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate 2 per cent higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance by that Lender for successive Interest Periods, each of a duration selected by that Lender (acting reasonably). Any interest accruing under this clause 10 will be immediately payable by the Obligor on demand by the Finance Party.

         (b) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

11.      TAX GROSS UP AND INDEMNITIES

11.1     DEFINITIONS

         (a)      In this clause 11:

                  "PROTECTED PARTY" means a Lender which is or will be, for or on account of Tax, subject to any liability or required to make any payment in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Finance Document to which that Lender is a party.

                  "TAX CREDIT" means a credit against, relief or remission for, or repayment of any Tax.

                  "TAX DEDUCTION" means a deduction or withholding for or on account of Tax from a payment under a Finance Document.

                  "TAX PAYMENT" means an increased payment made by an Obligor to a Lender under clause 11.2 or a payment under clause 11.3.

         (b) In this clause 11 a reference to "determines" or "determined" means a determination made by the person making the determination acting reasonably and in good faith.

11.2     TAX GROSS-UP

         (a) Each Obligor will make all payments to be made by it under any Finance Document without any Tax Deduction unless such Tax Deduction is required by law.

         (b) The Borrower or a Lender will promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify, in the case of the Borrower, each affected Lender and in the case of any Lender, the Borrower.

         (c) If a Tax Deduction is required by law to be made by an Obligor except in relation to a Tax described in clause 11.3(b), the amount of the payment due from that Obligor will be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

         (d) If an Obligor is required to make a Tax Deduction, that Obligor will make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

         (e) Within 30 Business Days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction will deliver to the Lender entitled to the payment evidence satisfactory to that Lender, acting reasonably, that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

11.3     TAX INDEMNITY

         (a) The Borrower will (within 3 Business Days of demand by a Protected Party) pay to that Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party.

         (b) Clause 11.3(a) will not apply with respect to any Tax assessed on a Lender:

                  (i) if that Tax is imposed on or calculated by reference to the net income received or receivable by that
                           Lender:

                           A. under the law of the jurisdiction in which that Lender is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Lender is treated as resident for tax purposes; or

                           B. under the law of the jurisdiction in which that Lender's Facility Office is located in respect of amounts received or receivable in that jurisdiction; or

                  (ii) which is Australian Withholding Tax in respect of any interest paid to an Offshore Associate of the relevant Obligor.

         (c) A Protected Party making or intending to make a claim pursuant to clause 11.3(a) will promptly notify the Borrower of the event which will give, or has given, rise to the claim.

11.4     TAX CREDIT

         If an Obligor makes a Tax Payment and the relevant Lender determines that a Tax Credit is attributable to that Tax Payment the Lender will, subject to clause 22, pay an amount to the Obligor which that Lender determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been made by the Obligor provided that if, after payment is made to any Obligor under this clause, the relevant Lender is not able (after using all reasonable endeavours) to obtain the benefit of the Tax Credit or part of it, the Obligor will refund the payment or the appropriate part.

11.5     STAMP DUTIES AND TAXES

         The Borrower will:

         (a)      pay; and

         (b) within 3 Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to,

         all stamp duty, registration and other similar Taxes payable in respect of this Deed.

11.6     INDIRECT TAX

         (a) All payments to be made by an Obligor to any Finance Party under or in connection with any Finance Document have been calculated without regard to Indirect Tax. If all or part of any such payment is the consideration for a taxable supply or chargeable with Indirect Tax then, when the Obligor makes the payment:

                  (i) it must pay to the Finance Party an additional amount equal to that payment (or part) multiplied by the appropriate rate of Indirect Tax; and

                  (ii) the Finance Party will promptly provide to the Obligor a tax invoice complying with the relevant law relating to that Indirect Tax.

         (b) Where a Finance Document requires an Obligor to reimburse a Finance Party for any costs or expenses, that Obligor will also at the same time pay and indemnify that Finance Party against all Indirect Tax incurred by that Finance Party in respect of the costs or expenses, except to the extent that that Finance Party is entitled to repayment or credit in respect of the Indirect Tax. The Finance Party will promptly provide to the Obligor a tax invoice complying with the relevant law relating to each such payment.

12.      INCREASED COSTS

12.1     INCREASED COSTS

         (a) Subject to clause 12.3, the Borrower will, within 3 Business Days of a demand by a Lender, pay for the account of that Lender the amount of any Increased Costs incurred by that Lender as a result of:

                  (i) the introduction of or any change in (or in the interpretation or application of) any Australian law or Australian rule or regulation which if not having the force of law is one which responsible financial institutions would normally comply with occurring, in either case, after the date of this Deed; or

                  (ii) compliance with any Australian law or Australian rule or regulation which if not having the force of law is one which responsible financial institutions would normally comply with where made, in either case, after the date of this Deed.

         (b)      In this clause 12 "INCREASED COSTS" means, in respect of any
                  Lender:

                  (i) a reduction in the rate of return from any Facility or on the Lender's overall capital (including, without limitation, as a result of any reduction in the rate of return on capital as more capital is required to be allocated);

                  (ii)     any additional or increased costs; or

                  (iii) a reduction of any amount due and payable under any Finance Document,

                  which is incurred or suffered by that Lender or any of its Affiliates to the extent that it is attributable to that Lender having entered into its Commitments (or any of them) or funding or performing its obligations under any Finance Document.

12.2     INCREASED COST CLAIMS

         (a) A Lender intending to make a claim pursuant to clause 12.1 will promptly notify the Borrower of the event giving rise to the claim.

         (b) Each Lender will, with any demand made in accordance with clause 12.1, attach a certificate confirming the amount of its Increased Costs claimed and providing evidence of how that amount was calculated.

12.3     EXCEPTIONS

         (a) Clause 12.1 does not apply to the extent any Increased Cost is:

                  (i) attributable to a Tax Deduction required by law to be made by an Obligor;

                  (ii) compensated for by clause 11.3 (or would have been compensated for under clause 11.3 but was not so compensated solely because one of the exclusions in clause 11.3(b) applied); or

                  (iii) attributable to the wilful breach by the relevant Lender or its Affiliates of any law or regulation.

         (b) In this clause 12.3, a reference to a "TAX DEDUCTION" has the same meaning given to the term in clause 11.1.

13.      OTHER INDEMNITIES

13.1     CURRENCY INDEMNITY

         (a) If any sum due from an Obligor under the Finance Documents (a "SUM"), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the "FIRST CURRENCY") in which that Sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

                  (i) making or filing a claim or proof against that Obligor; or

                  (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

                  that Obligor will as an independent obligation, within 3 Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and
                  (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

         (b) Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance Documents in a currency or currency unit other than that in which it is expressed to be payable.

13.2     OTHER INDEMNITIES

         (a) The Borrower will, within 3 Business Days of demand, indemnify each Finance Party against any cost, loss or liability (excluding loss of margin) incurred by that Finance Party as a result of:

                  (i)      the occurrence of any Event of Default;

                  (ii) a failure by any Obligor to pay to that Finance Party any amount due to that Finance Party under a Finance Document on its due date;

                  (iii) in the case of a Lender, funding, or making arrangements to fund, its participation in a Drawdown requested by the Borrower in a Drawdown Notice addressed to that Lender but not made by reason of the operation of any one or more of the provisions of any Finance Document (other than by reason of default or negligence by that Lender); or

                  (iv) any amount of principal not being prepaid in accordance with a notice of prepayment given by the Borrower to that Finance Party.

         (b) The Borrower will, within 10 Business Days of demand, indemnify each Finance Party against any reasonable costs incurred by that Finance Party directly as a result of complying with the requirements of any enquiry, investigation, subpoena (or similar order) or litigation with respect to an Obligor or with respect to the transactions contemplated or financed under the Finance Documents, provided that the Finance Party is required by law to comply with those requirements.

13.3     BREAK COSTS

         (a) The Borrower will, within 3 Business Days of demand by a Lender, pay to that Lender its Break Costs attributable to all or any part of an Advance being prepaid or repaid by the Borrower on a day other than the last day of an Interest Period for that Advance.

         (b) Each Lender that makes a demand in accordance with clause 13.3(a), will attach to that demand a certificate confirming the amount of its Break Costs claimed and providing evidence of how that amount was calculated.

13.4     BREAK BENEFITS

         Where any Lender determines in good faith and in accordance with then current standard market practice that, following the repayment to it of all or any part of any Advance on a day other than the last day of an Interest Period for that Advance or the occurrence of an event referred to in clauses 13.2(a) to 13.2(d) and by reason of:

         (a) the liquidation or redeployment of deposits or other funds acquired or contracted for by that Lender to fund or maintain any Advance or amount; or

         (b) the reversing or termination of any agreement or arrangement entered into by that Lender to hedge, fix or limit its effective cost of funding or maintaining any Advance or other amount; and

         (c)      in either case, as a result of any movement of interest rates,

         that it has received a financial benefit or profit, then that Lender will promptly pay that amount to the Borrower.

14.      MITIGATION BY THE LENDERS

14.1     MITIGATION

         (a) Each Lender will, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under, or cancelled pursuant to, any of clause 9.1, 11 (excluding clauses 11.5 and 11.6) or 12 including but not limited to transferring its rights and obligations under the Finance Documents to another Affiliate or Facility Office.

         (b) Clause 14.1(a) does not in any way limit the obligations of any Obligor under the Finance Documents.

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

14.2     LIMITATION OF LIABILITY

         The Borrower will indemnify each Lender for all costs and expenses reasonably incurred by that Lender as a result of steps taken by it, acting reasonably, under clause 14.1.

15.      COSTS AND EXPENSES

15.1     TRANSACTION EXPENSES

         The Borrower will promptly on demand pay each Finance Party the amount of all costs and expenses (including legal fees) reasonably incurred by it in connection with the negotiation, preparation and execution of the Finance Documents, any subsequent amendment or waiver in respect of, or consent under, the Finance Documents, where such amendment, waiver or consent is requested by an Obligor and entry into any priority deed on the terms contemplated by clause 5.3(d) or any Agreed Security.

15.2     ENFORCEMENT COSTS

         The Borrower will, within 10 Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under any Finance Document.

16.      GUARANTEE AND INDEMNITY

16.1     GUARANTEE AND INDEMNITY

         Each Guarantor irrevocably and unconditionally jointly and severally:

         (a) guarantees to each Finance Party punctual performance by the Borrower of all of the Borrower's obligations under the Finance Documents;

         (b) undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Finance Document, that Guarantor will immediately on demand pay that amount as if it was the principal obligor; and

         (c) indemnifies each Finance Party immediately on demand against any cost, loss or liability suffered by that Finance Party if any obligation guaranteed by it (or anything which would have been an obligation if not unenforceable, invalid or illegal) is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability will be equal to the amount which that Finance Party would otherwise have been entitled to recover.

16.2     CONTINUING GUARANTEE

         This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

16.3     REINSTATEMENT

         If any payment to or any discharge given by a Finance Party (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced for any reason (including, without limitation, as a result of insolvency, breach of fiduciary or statutory duties or any similar event):

         (a) the liability of each Obligor will continue as if the payment, discharge, avoidance or reduction had not occurred; and

         (b) each Finance Party will be entitled to recover the value or amount of that security or payment from each Obligor, as if the payment, discharge, avoidance or reduction had not occurred.

16.4     WAIVER OF DEFENCES

         The obligations of each Guarantor under this clause 16 will not be affected by an act, omission, matter or thing which, but for this clause 16.4, would reduce, release or prejudice any of its obligations under this clause 16 (without limitation and whether or not known to it or any Finance Party) including:

         (a) any time, waiver or consent granted to, or composition with, any Obligor or other person;

         (b) the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

         (c) the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, execute, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

         (d) any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

         (e) any amendment (however fundamental) or replacement of a Finance Document or any other document or security;

         (f) any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security;

         (g)      any insolvency or similar proceedings; or

         (h) this Deed or any other Finance Document not being executed by or binding against any other Guarantor or any other party.

16.5     IMMEDIATE RECOURSE

         Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this clause 16. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

16.6     APPROPRIATIONS

         Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

         (a) refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit

                  (whether against those amounts or otherwise) and no Guarantor will be entitled to the benefit of the same; and

         (b) hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor's liability under this clause 16.

16.7     DEFERRAL OF GUARANTORS' RIGHTS

         Until all amounts which may be or become payable by the Obligors under or in connection with the Finance Documents have been irrevocably paid in full, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance
         Documents:

         (a)      to be indemnified by an Obligor;

         (b) to claim any contribution from any other guarantor of or provider of security for any Obligor's obligations under the Finance Documents; and/or

         (c) to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Finance Documents by any Finance Party.

16.8     ADDITIONAL SECURITY

         This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

17.      AMENDMENTS, WAIVERS ETC

17.1     GRANT OF AMENDMENTS, WAIVERS ETC

         (a) Subject to clauses 17.1(b) and 17.1(e) and the Agreed Securities, the Majority Lenders may make determinations or grant waivers or consents under, or (with the agreement of the Borrower) vary, amend, supplement or terminate any or all of the Finance Documents (excluding the Loan Agreements and the Hedging Agreements). Each such determination, waiver, consent, variation, amendment, supplement or termination is binding on all Finance Parties.

         (b) No determination, waiver or consent under, or variation, amendment, supplement or termination of, any Finance Document which directly affects clause 6 (including for the avoidance of doubt any determination, waiver or consent under, or variation, amendment, supplement or termination of any defined term as used in clause 6) will be of any effect unless consented to by all Lenders.

         (c) Subject to clause 18.7, the Borrower will notify each Finance Party of any determination, waiver or consent under, or variation, amendment, supplement or termination of, any Finance Document granted or made on the terms contemplated by clause 17.1(a) or 17.1(b) or any Agreed Security. No Finance Parties will be concerned to inquire as to whether any such determination, waiver or consent under or variation, amendment, supplement or termination of any Finance Document so notified was granted or made by the Majority Lenders or, if required, all Lenders. The Security Trustee must execute all documentation necessary to give effect to any determination, waiver or consent under, or variation, amendment, supplement or termination of, any Finance Document to which the Security Trustee is a party which is notified to the Security Trustee in accordance with this clause 17.1(c).

         (d) Each Finance Party may request each Lender to notify the requesting Finance Party of whether it approved any determination, waiver or consent under, or variation, amendment, supplement or termination of, any Finance Document which the Borrower notifies to the Finance Parties in accordance with clause 17.1(c). Each Lender agrees to respond to each request for information provided to it in accordance with this clause 17.1(d). Each response must set out the aggregate Commitments of the responding Lender, the Advances made and the Letter of Credit issued by it which in each case were outstanding at the time the determination, waiver, consent, variation, amendment, supplement or termination was made or occurred and its Hedge Exposures at that time.

         (e) No determination, waiver or consent under, or variation, amendment, supplement or termination of, any Finance Document which directly affects any amount payable to any Finance Party under that Finance Document will be binding on the affected Finance Party unless consented to by it.

         (f) For the avoidance of doubt no determination, waiver or consent under, or variation, amendment, supplement or termination of, any Loan Agreement or any Hedging Agreement may be made except by the parties to the relevant Loan Agreement or Hedging Agreement.

17.2     DETERMINATION OF MAJORITY LENDERS

         (a) The Borrower must notify each Finance Party of each change to the Commitments.

         (b) Each Lender must, at any time requested by the Borrower, give written notice to the Borrower certifying the aggregate of its Hedge Exposures at such time.

         (c) Each Lender must, at any time requested by any other Lender or the Security Trustee in connection with a determination of voting rights of Lenders regarding any determination, waiver or consent under, or variation, amendment, supplement or termination of any Finance Document, notify the Security Trustee and each other Lender of:

                  (i)      its Commitments at that time;

                  (ii) the aggregate amount of Advances made by it and maximum potential liability in respect of Letters of Credit issued by it then outstanding; and

                  (iii)    the aggregate of its Hedge Exposures at that time.

         (d) The Borrower consents to any disclosures made by the Lenders in accordance with this clause 17.

18.      SECURITY TRUSTEE'S RIGHTS AND RESPONSIBILITIES

18.1     APPOINTMENT OF SECURITY TRUSTEE

         (a) Each Lender and the Security Trustee acknowledges that the Security Trustee, on and from the Repayment Time (as defined in the Refinancing Deed), holds the benefit of the Agreed Securities on trust for it on the terms of and in accordance with the Security Trust Deed and this Deed.

         (b) Each Lender authorises the Security Trustee to execute this Deed and ratifies its execution of this Deed.

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

18.2     INSTRUCTIONS

         Subject to this Deed, the Security Trustee must, and is only obliged to, act if and only if it receives clear instructions to do so from:

         (a) all the Lenders in respect of any matters where this is specifically required in accordance with the provisions of any Finance Document; or

         (b) the Majority Lenders in respect of the exercise of all other rights and powers expressly given to it under or in respect of the Finance Documents,

         as notified to the Security Trustee by the Borrower in accordance with clause 17.1(c) or by the Lenders in accordance with clause 18.7, as applicable.

18.3     NO NEED TO ACT

         The Security Trustee is not obliged to act in the absence of instructions from the Lenders in the manner contemplated by clause 18.2, but may so act in what it (in its sole discretion) considers to be the best interests of all the Lenders or the Majority Lenders.

18.4     DUTIES AND RESPONSIBILITIES

         To the maximum extent permissible by law, the Security Trustee's obligations, duties and responsibilities are expressly limited to those set out in the Finance Documents.

18.5     CONSENT OF LENDERS

         Each Lender authorises the Security Trustee to give any consent, and do any other matter or thing, necessary or appropriate for it to give effect to any instructions given to the Security Trustee in accordance with the Finance Documents.

18.6     ACTIONS BINDING ON ALL LENDERS

         Any action taken or decision made by the Security Trustee in accordance with any Finance Document is binding, as between the Security Trustee and the Lenders, on all the Lenders.

18.7     NO INQUIRY AND COMMUNICATIONS

         (a) Clause 17.1(c) does not apply in relation to any determination, waiver or consent relating to enforcement of the Agreed Securities (or any of them), other than any waiver of, or consent or determination not to exercise, any rights arising on the occurrence of any event which may otherwise entitle enforcement of the Agreed Securities (or any of them) and in those circumstances:

                  (i) an Obligor is not permitted to inquire into the authority of the Security Trustee to act on behalf of the Lenders, in enforcing the Agreed Securities (or any of them); and

                  (ii) the Lenders must only act in relation to the enforcement of the Agreed Securities and communicate to an Obligor in relation to the enforcement of the Agreed Securities through the Security Trustee.

         (b) As between each Obligor on the one hand, and the Security Trustee and the Lenders on the other hand, all action taken by the Security Trustee under any Finance Document is deemed to be authorised by the Lenders.

18.8     NO MONITORING

         The Security Trustee is not required to:

         (a) keep itself informed as to the performance or observance by any of the Obligors of their respective obligations under any Finance Document or any other document or agreement to which any one or more of them is a party;

         (b) investigate whether or not an Event of Default has occurred or is continuing; or

         (c) inspect the properties or books of any Obligor or to assess or keep under review the business, operations, financial condition, creditworthiness or status of affairs of any Obligor.

18.9     DEALING IN DIFFERENT CAPACITIES

         (a)      The Security Trustee may:

                  (i) engage in any kind of banking, trust or other business with any Obligor or any Lender; and

                  (ii) accept fees and other consideration from any Obligor for services in connection with the Finance Documents or any other arrangement,

                  as if it were not the Security Trustee and without having to account to the Lenders for any income or other benefit it derives in doing so.

         (b) The Lenders release the Security Trustee from any obligation it might otherwise have to the Lenders in relation to the matters described in clause 18.9(a).

         (c) In this clause 18.9, a reference to the Security Trustee, a Lender, a Borrower or an Obligor includes any Affiliate of those persons.

18.10    SECURITY TRUSTEE TO HAVE SAME RIGHTS AS LENDERS

         The Security Trustee, in its capacity as a Lender (if it is or becomes one) has the same rights, powers and discretions under this Deed as any other Lender and may exercise the same as if it were not acting as Security Trustee.

18.11    FORCE MAJEURE

         Despite any other provision of this Deed, the Security Trustee need not act (whether or not on instructions from one or more of the Lenders) if it is impossible to act or to act lawfully due to any cause beyond its control (including war, riot, natural disaster, labour dispute or law taking effect after the date of this Deed).

18.12    INDEPENDENT DECISION BY LENDERS

         (a) Each Lender acknowledges that it has, independently and without reliance on the Security Trustee or any other Lender, and based on such documents and information as it has deemed appropriate, made its own investigation into the affairs and financial condition of each Obligor and other relevant persons.

         (b) Each Lender must independently and without reliance upon the Security Trustee or any other Lender, and based on the documents and information as it deems appropriate at the time, continue to make its own analyses and decisions in taking or not taking action under any Finance Document.

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

18.13    KNOWLEDGE OF DEFAULTS

         The Security Trustee is not deemed to have knowledge of the occurrence of any Event of Default unless the Security Trustee:

         (a) has received notice from a Lender, Borrower or other Obligor stating that such an Event of Default has occurred; or

         (b)      is actually aware that an Event of Default has occurred.

18.14    LIMITATION ON LIABILITY

         Subject to clause 18.15, the Security Trustee is not, and its directors, officers, employees, agents or attorneys are not, liable to any party for:

         (a) any loss or damage occurring as a result of it exercising, failing to exercise or purporting to exercise any right or power expressly given to it under or in relation to the Finance Documents;

         (b) subject to this Deed, the default, negligence or fault of any agent, delegate, officer or employee of the Security Trustee;

         (c) any mistake or omission made by it or its agent, delegate, officer or employee;

         (d) any other matter or thing done, or not done, in relation to the Agreed Securities;

         (e) any absence of, or defect in title or for its inability to exercise any of its rights or powers expressly given to it under or in relation to the Finance Documents;

         (f) any failure by an Obligor to perform its obligations under any Finance Document;

         (g)      the financial condition or solvency of an Obligor;

         (h) any statement, representation or warranty of an Obligor being incorrect or misleading in any respect;

         (i) acting in accordance with the instructions of the Majority Lenders or Lenders in accordance with this Deed, or in the absence of instructions in accordance with clause 18.3, or for refraining from acting:

                  (i) in accordance with the instructions of the Majority Lenders or all Lenders, in accordance with this Deed; or

                  (ii) where there are no instructions which are required by this Deed for the Security Trustee to act or refrain from acting;

         (j) the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Agreed Security or any other Finance Document or any other certificate or document given under any of them; and

         (k) any recitals, statements, representations or warranties contained in any Finance Document or in any certificate or other document referred to in or provided for in, or received by it under, any Finance Document.

18.15    EXCEPTIONS TO LIMITATION ON LIABILITY

         Clause 18.14 will not apply to the extent that the Security Trustee or any of its employees, agents or officers has been guilty of fraud, gross negligence or wilful misconduct.

18.16    DUTIES OF SECURITY TRUSTEE

         (a)      The Security Trustee is not:

                  (i) responsible if it acts upon any instruction purported to have been given by the Majority Lenders or all Lenders even though it may subsequently be found that there was some defect in the instruction or for any other reason the instruction was not valid or binding upon any of those Lenders whom it purports to bind or upon the Security Trustee;

                  (ii)     except as expressly set out in any Finance Document:

                           A.       responsible in respect of financial
                                    accommodation provided by any Lender to an Obligor; or

                           B. bound or concerned to see to the due application of them by an Obligor; or

                  (iii) bound or concerned to examine or enquire into, nor be liable for, any defect or failure in the title of an Obligor to the assets of an Obligor and is entitled to accept any such title without requisition or objection.

         (b) Failure by the Security Trustee to act due to lack of instructions or lack of proper or clear instructions from the Majority Lenders or all Lenders, as applicable, does not in itself amount to fraud, gross negligence or wilful misconduct of the Security Trustee.

         (c) The Security Trustee is not liable to any Lender or Obligor because the relevant Lender or another Lender fails to:

                  (i)      perform its obligations under any other Finance
                           Document; or

                  (ii) provide instructions where requested by the Security Trustee in accordance with this Deed.

18.17    FIRST INDEMNIFIED

         Despite any other provision of any Finance Document, the Security Trustee is not obliged to take any action under any Finance Document, or exercise any right or power expressly given to it under or in respect of the Finance Documents (including in connection with enforcement or proposed enforcement of any Agreed Security), until it is first indemnified to its reasonable satisfaction in accordance with clauses 18.17 to 18.20 (inclusive) and clause 18.32 or otherwise.

18.18    INDEMNITY BY LENDERS

         (a) Subject to clause 18.20, if there are insufficient moneys available for the Security Trustee under the Agreed Securities to promptly satisfy any indemnity under the Agreed Securities, each Lender severally and in proportion to its aggregate
                  Commitments:

                  (i)      indemnifies the Security Trustee against that amount;
                           and

                  (ii) must pay its share to the Security Trustee within 3 Business Days of demand from the Security Trustee.

         (b)      The indemnity in clause 18.18(a) is:

                  (i) without prejudice to any right of indemnity given to the Security Trustee by law or equity; and

                  (ii) in addition to, and without prejudice to, any other indemnity in any other Finance Document.

18.19    INDEMNITY BY OBLIGOR

         Each Obligor jointly and severally indemnifies each Lender on demand against all amounts it is required to pay under clause 18.18(a).

18.20    EXCEPTIONS TO INDEMNITY

         The indemnities in clauses 18.18 and 18.32 do not apply to the extent that the Security Trustee or any of its officers, agents, delegates or employees have been guilty of fraud, wilful misconduct or gross negligence.

18.21    RESIGNATION OF SECURITY TRUSTEE

         The Security Trustee may resign at any time by giving at least 30 days' notice (or such shorter period as the Borrower and the Majority Lenders may agree) to that effect to:

         (a)      each Lender at the time (if any); and

         (b)      the Borrower.

18.22    REMOVAL OF SECURITY TRUSTEE

         (a)      The Security Trustee may be removed at any time:

                  (i) by the Majority Lenders giving to the Security Trustee at least 30 days' notice to that effect; and

                  (ii) subject to clause 18.22(b), with the agreement of the Borrower, which agreement must not be unreasonably withheld or delayed.

         (b) The Borrower's agreement under clause 18.22(a) is not required if:

                  (i)      an Event of Default is continuing; or

                  (ii) the removal of the Security Trustee is due to the Security Trustee's fraud, gross negligence or wilful misconduct.

18.23    EFFECT OF RESIGNATION OR REMOVAL

         (a) Upon the resignation or removal of the Security Trustee pursuant to clause 18.21 or 18.22, the Security Trustee is released from any further obligations as Security Trustee under this Deed and the other Finance Documents, but such release does not prejudice any liability in respect of any default arising before the termination of appointment.

         (b) Subject to clauses 18.23(c) and 18.23(d), the Borrower must indemnify the Security Trustee and Lenders for the costs of the resignation, removal and replacement of the Security Trustee under this clause 18.23.

         (c) If the Security Trustee is removed due to the Security Trustee's fraud, gross negligence or wilful misconduct, the costs of the resignation, removal and replacement of the Security Trustee will be borne by the Security Trustee.

         (d) If the Security Trustee chooses to resign pursuant to clause 18.21, the Security Trustee will bear its own costs of resignation.

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

         (e) Subject to clauses 18.23(c) and 18.23(d), the Security Trustee will not bear any costs of resignation, removal and replacement of the Security Trustee under this clause 18.

18.24    ASSURANCES

         Despite clause 18.21 or 18.22, no resignation or removal of the Security Trustee takes effect unless:

         (a) a successor Security Trustee has been appointed in accordance with clause 18.25;

         (b) the successor Security Trustee undertakes to act as Security Trustee and be bound in that capacity by the terms of this Deed and each other Finance Document to which the Security Trustee is a party (subject to any agreed amendment to those documents); and

         (c) the successor Security Trustee obtains title to each Agreed Security in its capacity as Security Trustee.

18.25    APPOINTMENT OF SUCCESSOR SECURITY TRUSTEE

         (a) If the Security Trustee resigns or is removed, the Majority Lenders may appoint a successor Security Trustee approved by the Borrower, which approval:

                  (i)      must not be unreasonably withheld or delayed;

                  (ii)     is not required if:

                           A.       an Event of Default is continuing; or

                           B. the successor Security Trustee is to be an Affiliate of the retiring Security Trustee; and

                  (iii) is deemed to be given if the Borrower does not reply within 20 Business Days after the request for its approval is made.

         (b) If no successor Security Trustee is so appointed or accepts the appointment within 30 days after:

                  (i) notice of resignation or removal is given in accordance with clauses 18.21 or 18.22; or

                  (ii) the Security Trustee's appointment is otherwise terminated,

                  the Security Trustee may, on behalf of each Lender, appoint a successor Security Trustee of any type or nature and on such terms and conditions as to fees and other terms as the terminated Security Trustee, acting reasonably, thinks fit.

         (c) Each Lender, the Borrower and each other Obligor is bound by the terms and conditions of any appointment effected under clause 18.25(b).

         (d) Each Lender and each Obligor must do all things necessary, including executing any deeds of appointment or vesting, to ensure that the appointment of any successor Security Trustee is properly and promptly effected.

         (e) When a successor Security Trustee is appointed, the successor Security Trustee and each other party to the Finance Documents has the same rights and obligations among themselves as they would have had if the successor Security Trustee had been an original party to the Finance Documents to which the Security Trustee is a party (other than in relation to any accrued right against the terminated Security Trustee for default under the Finance Documents) in place of the terminated Security Trustee.

         (f) Each Lender, for consideration received, appoints the Security Trustee and each director, secretary or other officer of the Security Trustee severally its attorney, in their respective names and on their respective behalf, to do all things and execute, sign, seal and deliver (conditionally or unconditionally in the attorneys discretion) all documents, deeds and instruments necessary or desirable for:

                  (i) the appointment of a successor Security Trustee under clause 18.25(b); and

                  (ii) the vesting in that successor Security Trustee of all of the Security Trust Fund or any part of it.

                  This power may be delegated or a sub-power may be given, and any delegate or sub-attorney may be removed, by the attorney appointing it.

18.26    RIGHT TO APPOINT AGENTS, DELEGATES

         (a) The Security Trustee, instead of acting personally, may employ an agent or contractor to do any act required or permitted to be done under the Finance Documents.

         (b)      The Security Trustee may:

                  (i) delegate its rights and powers expressly given to it under or in relation to the Finance Documents, either wholly or partially or subject to any limitations or restrictions, to any person (including any Lender) as it thinks fit, proper or appropriate in its absolute discretion;

                  (ii) from time to time execute such powers of attorney or other instruments as it thinks proper;

                  (iii) revoke such delegation under clause 18.26(b)(i), from time to time;

                  (iv) act notwithstanding the existence of any conflict of interest; and

                  (v) without being responsible for loss or damage occasioned by so doing if the Security Trustee has not been guilty of fraud or wilful misconduct or gross negligence in so delegating or so revoking any such delegation.

         (c) No person dealing with the Security Trustee, or any delegate to whom the execution of any rights or powers referred to in clause 18.26(b) has been delegated, is bound to enquire whether such delegation remains in force.

         (d) The Security Trustee may act on the opinion, certificate or advice of or information obtained from any agent or contractor appointed by it under this clause 18.26. The Security Trustee is not responsible for any loss occasioned by so doing if the Security Trustee has not been guilty of fraud or wilful misconduct or gross negligence in so acting.

18.27    STATUTORY POWERS

         (a) The powers of the Security Trustee under any Finance Documents are in addition to any powers the Security Trustee has under applicable law.

         (b) To the extent not prohibited by law, before enforcing any Agreed Security , or exercising any right expressly given to it in the Finance Documents, the Security

                  Trustee is not required to give any notice or allow the expiration of any time to any person.

18.28    SECURITY TRUSTEE'S FEE

         The Borrower must pay to the Security Trustee for its own account a fee, as agreed between the Borrower and the Security Trustee in writing, for acting as the Security Trustee.

18.29    SECURITY TRUSTEE AS LENDER

         If the Security Trustee is also a Lender at any time, it has the same rights and powers as a Lender, and may exercise those rights and powers, as if it were not acting as the Security Trustee.

18.30    SECURITY TRUSTEE'S GENERAL UNDERTAKINGS

         The Security Trustee undertakes to the Lenders that it will:

         (a) act honestly and in good faith in the performance of its functions as Security Trustee and show the degree of care and diligence required of a trustee having regard to the extent of its rights and obligations under the Finance Documents;

         (b) act continuously as Security Trustee until either the trust constituted pursuant to the Security Trust Deed is terminated, or it retires or is removed in accordance with this clause 18;

         (c) hold, and account for, the Security Trust Fund separate from any other property owned or administered by it; and

         (d) not sell or otherwise dispose or part with possession of, or grant any Security over, any part of the Security Trust Fund, except to the extent contemplated by the Finance Documents.

18.31    LIMITED RECOURSE TO SECURITY TRUSTEE

         (a)      Subject to clause 18.31(d):

                  (i) the Security Trustee acts, and incurs liabilities, in relation to the trust established pursuant to the Security Trust Deed and the Finance Documents solely in its capacity as trustee of that trust; and

                  (ii) the Security Trustee is not personally liable, and the Lenders have no recourse to the Security Trustee, for payment of:

                           A. an amount payable by it under the Finance Documents; and

                           B. any damages awarded for a breach of any of its obligations under the Finance Documents,

                           except:

                           C.       to the extent that it obtains final
                                    reimbursement from the Security Trust Fund, or could do so by taking appropriate action; or

                           D. if it has no right of indemnity from the Security Trust Fund for the amount or damages because it has committed a breach of trust (by failing to show the degree of care and diligence required of a trustee having regard to its rights and obligations under the Finance Documents).

         (b) Subject to clause 18.31(d), the Lenders will not take any step to:

                  (i)      have an administrator appointed to the Security
                           Trustee;

                  (ii) have a receiver appointed to the Security Trustee, other than a receiver of all or part of the Security Trust Fund only;

                  (iii) have the Security Trustee wound up, or prove in any winding up of the Security Trustee;

                  (iv) obtain a judgment against the Security Trustee for the payment of money;

                  (v) carry out any distress or execution on any property of the Security Trustee; or

                  (vi)     exercise any:

                           A.       right of set-off;

                           B.       right to combine or consolidate accounts; or

                           C.       banker's lien,

                           against the Security Trustee, other than in respect of the Security Trust Fund,

                  in connection with the Security Trustee's obligations under the Finance Documents.

         (c) Subject to clause 18.31(d), the Lenders have no rights against or recourse to any related body corporate, shareholder, director, officer, employee or other controlling person of the Security Trustee (each a "Protected Person") in connection with the Security Trustee's obligations under the Finance Documents.

         (d) The other provisions of this clause 18.31 do not affect the Lenders' rights to:

                  (i) proceed against the Security Trustee, a Protected Person or the Security Trust Fund to the extent necessary to obtain the benefit of the recourse allowed by this clause 18.31;

                  (ii) obtain an injunction, restraining order, order for specific performance or declaration concerning the trust established pursuant to the Security Trust Deed, the Security Trust Fund or the Security Trustee's obligations under the Finance Documents; or

                  (iii) proceed against the Security Trustee or a Protected Person following any fraud, wilful misconduct, gross negligence or breach of statute.

18.32    INDEMNITY OUT OF SECURITY TRUST

         Subject to clause 18.20, the Security Trustee:

         (a) is and will be indemnified out of any moneys from time to time recovered by the Security Trustee under the Agreed Securities, as permitted in accordance with the terms of the Agreed Securities (it being acknowledged by the Security Trustee that the amount recoverable by the Security Trustee under each Agreed Security is limited to the amount specified in that Agreed Security as recoverable under it):

                  (i) in respect of all claims, actions, damages, losses, liabilities, costs, charges and expenses (including any moneys paid or to be paid for the employment or appointment of any agent) incurred by it in the exercise of any right or power expressly given to it under or in respect of the Finance Documents or the undertaking of any of its obligations, duties or responsibilities; and

                  (ii) in respect of all actions, damages, proceedings, losses, liabilities, costs, charges, expenses (including legal expenses incurred on a full indemnity basis), claims and demands arising in relation to any Finance Document or the protection or defence of any right or power expressly given to it under or in respect of the Finance Documents; and

         (b) may, from time to time, retain and pay out of any moneys recovered under the Agreed Securities as permitted in accordance with the terms of the Agreed Securities an amount to satisfied such indemnity.

18.33    DISCLOSURE OF INFORMATION

         The Security Trustee may disclose to the Lenders the information (if any) relating to the business, financial condition, status or affairs of any Obligor or any other member of the Group which comes into its possession in its capacity as the Security Trustee, but is not obliged to do so except to the extent that the Finance Documents expressly provide otherwise.

19.      CHANGES TO THE LENDERS

19.1     ASSIGNMENTS AND TRANSFERS BY THE LENDERS

         (a) Subject to this clause 19, a Lender (the "EXISTING LENDER") may:

                  (i) assign all or any of its rights under the Finance Documents; or

                  (ii) transfer by novation all or, subject to clause 19.5, any of its rights and obligations under the Finance Documents,

                  to another bank or financial institution or (where the Lender remains Lender of record) a securitisation vehicle or other vehicle for funding purposes (the "NEW LENDER").

         (b) All costs and expenses (including legal fees) incurred by any Lender in connection with any such assignment or transfer will be borne by that Lender.

19.2     CONDITIONS OF ASSIGNMENT OR TRANSFER

         (a) The consent of the Borrower is required for an assignment or transfer by a Lender, unless:

                  (i) the assignment or transfer is to another Lender or an Affiliate of a Lender;

                  (ii)     an Event of Default is subsisting; or

                  (iii) the assignment or transfer is to a securitisation or funding vehicle where the Lender remains Lender of record.

         (b) The consent of the Borrower to an assignment or transfer must not be unreasonably withheld or delayed. The Borrower will be deemed to have given its consent within 20

                  Business Days after the relevant Lender has requested it unless expressly refused by the Borrower within that time.

         (c) A transfer will only be effective if the procedures set out in clause 19.4 and 19.5 are complied with.

         (d) Subject to clause 19.5, any assignment or transfer by an Existing Lender to a New Lender, except an assignment where the Existing Lender remains Lender of record, will only be effective if it is a transfer by novation of all of the Existing Lender's rights and obligations in respect of the Facilities.

         (e) A Lender will not assign or transfer any rights under a Loan Agreement to a person whom the officers of the relevant Lender involved on a day to day basis in the administration of the transaction evidenced by the Finance Documents know to be an Offshore Associate of the Borrower.

         (f)      If:

                  (i) a Lender assigns or transfers any of its rights or obligations under the Finance Documents or changes its Facility Office; and

                  (ii) as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under clause 11 or 12, then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred. However, where the payment is in relation to Australian Withholding Tax, and the New Lender, or the Lender acting through the new Facility Office, is not an Offshore Associate of the Borrower it will be entitled to full payment under clause 11.

         (g) A Lender may not assign or transfer any of its rights or obligations under the Finance Documents or change its Facility Office if, as a result of circumstances existing at the date the assignment, transfer or change is proposed to occur, the New Lender or Lender acting through its new Facility Office would be entitled to exercise any rights under clause 9.1.

         (h) Each Existing Lender must promptly notify each other Lender and the Security Trustee of the address details of any New Lender to which it transfers all of its rights and obligations under the Finance Documents.

         (i) Each party agrees that each New Lender will be a "Financier" and a "Beneficiary" for the purposes of the Security Trust Deed so long as the New Lender provides financial accommodation to the Borrower under the Finance Documents.

19.3     LIMITATION OF RESPONSIBILITY OF EXISTING LENDERS

         (a) Unless expressly agreed to the contrary, an Existing Lender makes no representation or warranty and assumes no responsibility to a New Lender for:

                  (i) the legality, validity, effectiveness, adequacy or enforceability of the Finance Documents or any other documents;

                  (ii)     the financial condition of any Obligor;

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

                  (iii) the performance and observance by any Obligor of its obligations under the Finance Documents or any other documents; or

                  (iv) the accuracy of any statements (whether written or oral) made in or in connection with any Finance Document or any other document,

                  and any representations or warranties implied by law are excluded.

         (b) Each New Lender confirms to the Existing Lender, the other Lenders and the Security Trustee that it:

                  (i) has made (and will continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Finance Documents and has not relied exclusively on any information provided to it by the Existing Lender in connection with any Finance Document; and

                  (ii) will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Finance Documents or any Commitment is in force.

         (c)      Nothing in any Finance Document obliges an Existing Lender to:

                  (i) accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this clause 19; or

                  (ii) support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Finance Documents or otherwise.

19.4     PROCEDURE FOR TRANSFER

         (a) Subject to the conditions set out in clauses 19.2 and 19.5 a transfer is effected in accordance with clause 19.4(b) on the later of the Transfer Date specified in the Transfer Certificate delivered by the Existing Lender to the Borrower and copied to each other Lender and the fifth Business Day after (or such earlier Business Day endorsed by the Borrower on such Transfer Certificate falling on or after) the date of delivery of such Transfer Certificate to the Borrower. The Borrower will, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Deed and delivered in accordance with the terms of this Deed, execute that Transfer Certificate. The Borrower must on or prior to the Transfer Date deliver the executed Transfer Certificate to the New Lender and copies to the Existing Lender and each other Lender and the Security Trustee.

         (b)      On the Transfer Date:

                  (i) to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under this Deed and the other Finance Documents to which the Existing Lender is a party each of the Obligors and the Existing Lender will be released from further obligations towards one another under such Finance Documents and their respective rights against one another will be cancelled (being the "DISCHARGED RIGHTS AND OBLIGATIONS");

                  (ii) each of the Obligors and the New Lender will assume obligations towards one another and/or acquire rights against one another which differ from the

                           Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

                  (iii) the New Lender, the other Lenders and the Security Trustee will acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Existing Lender, the other Lenders and the Security Trustee will be released from further obligations to each other under this Deed and the other Finance Documents to which the Existing Lender is a party; and

                  (iv) the New Lender will become a party to this Deed and such other Finance Documents as a "Lender" and is entitled to the benefits of each Finance Document entered into by the Security Trustee in its capacity as trustee for the Lenders.

19.5     FURTHER RESTRICTIONS

         (a) Notwithstanding any other provision of the Finance Documents, each Existing Lender will, when it determines that it wishes to transfer all or any of its rights and obligations under the Finance Documents on the terms contemplated by this clause 19, promptly deliver a notice (in this clause 19.5, a "TRANSFER NOTICE") to the Borrower and each other Lender, specifying the rights and obligations that the Existing Lender wishes to transfer. Each Transfer Notice issued in accordance with this clause 19.5 constitutes an offer by the Existing Lender to each other Lender to transfer all of the rights and obligations of the Existing Lender specified in that Transfer Notice on the terms of this clause 19. Each Transfer Notice will only be effective if it is an offer for the transfer of all of the Existing Lender's rights and obligations in respect of the Facilities or, in the case of each Term Facility and Revolving Facility provided by the Existing Lender, is an offer to transfer a share of those Facilities pro rata.

         (b) Each offer made pursuant to a Transfer Notice is capable of acceptance by each Lender, other than the Existing Lender, at any time within 15 Business Days of the date of issue of the Transfer Notice. If more than one Lender accepts the offer made pursuant to a Transfer Notice then the rights and obligations of the Existing Lender specified in the Transfer Notice will be transferred to the accepting Lenders pro rata to their respective Commitments and otherwise in accordance with the terms of this clause 19. The Borrower and each relevant Lender will agree to make all changes to the Loan Agreements to which they are parties to reflect any transfer made on the terms contemplated by this clause 19.5(b).

         (c) If no Lender accepts the offer made pursuant to any Transfer Notice the Existing Lender that issued that Transfer Notice may transfer the rights and obligations referred to in that Transfer Notice to any other banks or financial institutions provided that:

                  (i) the transfer occurs on or before the date which is 3 months after the date on which the relevant Transfer Notice was issued; and

                  (ii) all other requirements of this clause 19 are satisfied in relation to the transfer other than, in respect of all Term and Revolving Facilities of that Existing Lender, the requirements of clause 19.2(d); and

                  (iii) immediately following the completion of the transfer the Existing Lender's aggregate Commitments will be nil or $50,000,000 or greater and the New Lender's aggregate Commitments will be $50,000,000 or greater or equal to the Existing Lender's aggregate Commitments immediately prior to the completion of the transfer or, in either case, such other amount agreed between the Borrower and the relevant Lender; and

                  (iv) where there is more than one New Lender or the Existing Lender does not transfer all of its rights and obligations under the Finance Documents to the New Lender or New Lenders, the Borrower, the Existing Lender and the New Lender or New Lenders will agree to make all changes required to be made to the Loan Agreement to which the Existing Lender is a party as a result of that transfer.

19.6     ADDITIONAL LENDERS

         (a) The Borrower may at any time and from time to time request that any bank or financial institution become a Lender. Each Lender and the Security Trustee agree that that bank or financial institution will become a Lender if:

                  (i) the Borrower delivers to each Lender a duly completed and executed Lender Accession Letter; and

                  (ii) the Borrower and that bank or financial institution enter into a Loan Agreement on or before the date of the Lender Accession Letter.

         (b) Each party agrees that each bank or financial institution which becomes a Lender in accordance with this clause 19.6:

                  (i) will be a "Financier" and a "Beneficiary" for the purposes of the Security Trust Deed so long as that Lender provides financial accommodation to the Borrower under the Finance Documents; and

                  (ii) is entitled to the benefits of each Finance Document entered into be the Security Trustee in its capacity as trustee for the Lenders.

20.      CONFIDENTIALITY

         (a) Subject to clause 20(b), neither the Security Trustee nor any Lender will disclose any confidential or unpublished information or documents supplied by an Obligor under or in connection with the Finance Documents.

         (b) The Security Trustee or a Lender will be entitled to disclose any confidential or unpublished information or documents referred to in clause 20(a):

                  (i) in any proceeding arising out of or in connection with any Finance Document to the extent that the disclosure is deemed by the Security Trustee or Lender necessary to protect its interests;

                  (ii) if required to do so under a binding order of any Governmental Authority or any procedure for discover in any proceedings;

                  (iii) if required to do so under any law or under any administrative guideline, directive, request or policy having the force of law or if not having the force of law, where it is the practice of responsible financial institutions to comply with those requirements;

                  (iv)     otherwise as required or permitted by any Finance
                           Document;

                  (v) to its legal advisers and its consultants as long as it advises them of the confidential nature of the information or documents;

                  (vi) to a proposed assignee, transferee or sub-participant where, prior to the disclosure, the proposed assignee, transferee or sub-participant undertakes in favour of the Borrower to comply with this clause 20 as if it was a Lender; or

                  (vii)    with the Borrower's prior written consent.

         (c)      This clause 20 will survive the termination of this Deed.

21.      CHANGES TO THE OBLIGORS

21.1     ASSIGNMENTS AND TRANSFER BY OBLIGORS

         No Obligor may assign any of its rights or transfer any of its rights or obligations under the Finance Documents.

21.2     ADDITIONAL GUARANTORS

         (a) The Borrower may request that any of its wholly owned Subsidiaries become an Additional Guarantor. That Subsidiary will become an Additional Guarantor if:

                  (i) the Borrower delivers to each Lender a duly completed and executed Accession Letter; and

                  (ii) each Lender has received all of the documents and other evidence listed in Schedule 2 in relation to that Additional Guarantor, each in form and substance satisfactory to each Lender (acting reasonably).

         (b) Each Lender will notify the Borrower promptly upon being satisfied that it has received (in form and substance satisfactory to it) all the documents and other evidence listed in Schedule 2 in relation to any Additional Guarantor.

21.3     REPETITION OF REPRESENTATIONS

         Delivery of an Accession Letter constitutes confirmation by the relevant Additional Guarantor that the Repeating Representations are true and correct in relation to it as at the date of delivery as if made by reference to the facts and circumstances then existing.

21.4     RESIGNATION OF A GUARANTOR

         (a) The Borrower may request that a Guarantor (other than a Chargor) ceases to be a Guarantor by delivering to each Lender a Resignation Letter.

         (b) Each Lender will accept a Resignation Letter and will notify the Borrower of its acceptance if:

                  (i) no Event of Default or event or circumstance which with the giving of notice and/or the expiry of time would give rise to an Event of Default is continuing or would result from the acceptance of the Resignation Letter (and the Borrower has confirmed this is the case); and

                  (ii) immediately following the acceptance of the Resignation Letter, the Guarantors, together with the Borrower, hold 90% or more of the Total

                           Assets as determined at that time (and the Borrower has confirmed this is the case).

22.      CONDUCT OF BUSINESS BY LENDERS

         No provision of this Deed will:

         (a) interfere with the right of any Lender to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

         (b) oblige any Lender to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

         (c) oblige any Lender to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

23.      PAYMENT MECHANICS

23.1     PAYMENTS

         On each date on which an Obligor or a Lender is required to make a payment under a Finance Document, that Obligor or Lender will make the same available to the person entitled to payment in dollars in immediately available funds not later than 3.00 pm Sydney time on the due date to the account held in either New South Wales or Victoria that the person entitled to payment designates.

23.2     ENTITLEMENTS OF LENDERS

         Each Lender is entitled to receipt of all payments due to it under and in accordance with any Finance Document and will not be obliged to redistribute any such payment to any other Lender or Lenders, or hold any such payment on trust for any other Lender or Lenders except as expressly set out in any other Finance Document.

23.3     PAYMENTS TO SECURITY TRUSTEE

         The Security Trustee will apply all amounts received by it under any Finance Document expressly in accordance with the terms of that Finance Document.

23.4     PARTIAL PAYMENT

         If a Lender receives a payment from an Obligor that is insufficient to discharge all the amounts then due and payable by that Obligor to that Lender under the Finance Documents, that Lender may apply that payment towards the obligations of that Obligor under the Finance Documents in the order it determines. Any such application will override any appropriation made by an Obligor.

23.5     NO SET-OFF BY OBLIGORS

         All payments to be made by an Obligor under the Finance Documents will be calculated and made without (and free and clear of any deduction for) set-off or counterclaim.

23.6     BUSINESS DAYS

         (a) Any payment which is due to be made on a day that is not a Business Day will be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

         (b) During any extension of the due date for payment of any principal under any Finance Document interest is payable on the principal at the rate payable on the original due date.

23.7     CURRENCY OF ACCOUNT

         (a) Subject to clause 23.7(b), the dollar is the currency of account and payment for any sum due from an Obligor under any Finance Document.

         (b) Each payment in respect of costs, expenses or Taxes will be made in the currency in which the costs, expenses or Taxes are incurred.

24.      SET-OFF

         If an Event of Default is subsisting a Lender may, but need not, set-off any matured obligation due to it from an Obligor under the Finance Documents against any obligation owed by that Lender to that Obligor (whether or not matured), regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Lender may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

25.      NOTICES

25.1     COMMUNICATIONS IN WRITING

         Any communication to be made under or in connection with the Finance Documents will be made in writing and, unless otherwise stated, may be made by fax, letter or email.

25.2     ADDRESSES

         The address, fax number and email address (and the department or officer, if any, for whose attention the communication is to be made) of each party for any communication or document to be made or delivered under or in connection with the Finance Documents is that notified in writing to each other party (or, where notification to the Obligors is required, the Borrower on their behalf) on or about the date of this Deed or prior to the date on which it becomes a party to this Deed, or any substitute address, fax number, email address or department or officer as the party may so notify to each other party by not less than 5 Business Days' notice

25.3     DELIVERY

         (a) Any communication or document made or delivered by one person to another under or in connection with the Finance Documents will only be effective:

                  (i)      if by way of fax, when received in legible form; or

                  (ii) if by way of letter, when it has been left at the relevant address or 5 Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address; or

                  (iii) if by way of electronic transmission, when actually received by the recipient in readable form,

                  and, if a particular department or officer is specified as part of its details provided as contemplated by clause 25.2, if addressed to that department or officer.

         (b) Any communication or document made by or delivered to the Borrower in accordance with this clause 25 will be deemed to have been made by or delivered to each of the Obligors.

25.4     RELIANCE

         Any notice sent under this clause 25 can be relied on by the recipient if the recipient reasonably believes the notice to be genuine and if it bears what appears to be the signature (original or facsimile) of an authorised signatory of the sender or to have been sent from the email address of an authorised signatory of the sender (without the need for further enquiry or confirmation). Each party must take reasonable care to ensure that no forged, false or unauthorised notices are sent to another party.

25.5     ENGLISH LANGUAGE

         (a) Any notice given under or in connection with any Finance Document must be in English.

         (b) All other documents provided under or in connection with any Finance Document must be in English.

26.      CALCULATIONS AND CERTIFICATES

26.1     ACCOUNTS

         In any litigation or arbitration proceedings arising out of or in connection with a Finance Document, the entries made in the accounts maintained by a Lender are sufficient evidence of the matters to which they relates unless the contrary is proved.

26.2     CERTIFICATES AND DETERMINATIONS

         Any certification or determination by a Lender of an exchange rate, a rate of interest or amount under clauses 11, 12 or 13 or under any Finance Document and any certification or determination by a Lender of any other amount is sufficient evidence of the matters to which it relates unless the contrary is proved.

26.3     DAY COUNT CONVENTION

         Any interest, commission or fee accruing under a Finance Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 365 days.

27.      PARTIAL INVALIDITY

         If, at any time, any provision of the Finance Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.

28.      REMEDIES AND WAIVERS

         No failure to exercise, nor any delay in exercising, on the part of any Lender, any right or remedy under the Finance Documents will operate as a waiver, nor will any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Deed are cumulative and not exclusive of any rights or remedies provided by law.

29.      COUNTERPARTS

         Each Finance Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Finance Document.

30.      GOVERNING LAW

         This Deed is governed by New South Wales law.

31.      ENFORCEMENT

31.1     JURISDICTION

         (a) The courts having jurisdiction in New South Wales have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute regarding the existence, validity or termination of this
                  Deed).

         (b) Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claim it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 31.1(a).

31.2     SERVICE OF PROCESS

         Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in Australia):

         (a) irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings in connection with any Finance Document; and

         (b) agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

         Each party expressly agrees and consents to the provisions of this clause 31.

THIS DEED HAS BEEN ENTERED INTO ON THE DATE STATED AT THE BEGINNING OF THIS
DEED.

SCHEDULE 1
THE ORIGINAL GUARANTORS AND THE ORIGINAL LENDERS

                                     PART I
                             THE ORIGINAL GUARANTORS

         NAME OF ORIGINAL GUARANTOR                                           ABN
ARG Financing Pty Ltd                                                   50 094 806 078
Australian Railroad Group Employment Pty Ltd                            73 087 891 601
Australia Southern Railroad Pty Limited                                 17 079 444 296
AWR Holdings WA Pty Ltd                                                 64 094 693 562
Australia Western Railroad Pty Ltd                                      39 094 792 275
WestNet Rail Pty Ltd                                                    42 094 721 301
WestNet NarrowGauge Pty Ltd                                             73 094 736 900
WestNet StandardGauge Pty Ltd                                           35 094 819 360

                                     PART II
                              THE ORIGINAL LENDERS

           NAME OF ORIGINAL LENDER                                            ABN
National Australia Bank Limited                                         12 004 044 937
Australia and New Zealand Banking Group Limited                         11 005 357 522
BNP Paribas                                                             23 000 000 117
Sumitomo Mitsui Finance Australia Limited                               16 000 866 526
Mizuho Corporate Bank, Ltd.                                             83 099 031 106

SCHEDULE 2
CONDITIONS PRECEDENT REQUIRED TO BE DELIVERED BY AN ADDITIONAL GUARANTOR

1. An Accession Letter, duly executed by the Additional Guarantor and the Borrower.

2. A certified copy of the constitutional documents of the Additional Guarantor (if any).

3. A certified copy of a resolution of the board of directors of the Additional Guarantor:

         (a) approving the terms of, and the transactions contemplated by, the Accession Letter and the Finance Documents and resolving that it execute the Accession Letter (and, if applicable, the power of attorney);

         (b) to the effect that executing the Accession Letter is in the best interests of the Additional Guarantor;

         (c) authorising a specified person or persons to execute the Accession Letter on its behalf; and

         (d) authorising a specified person authorised to execute documents and notices relevant to the Finance Documents on behalf of the Additional Guarantor.

4. A certified copy of a power of attorney for the execution of the Accession Letter by the Additional Guarantor executed under common seal or by two directors or a director and a secretary, together with evidence that the power of attorney has been duly registered in any relevant jurisdiction.

5. A specimen of the signature of each person authorised to execute documents and notices relevant to the Finance Documents on behalf of the Additional Guarantor.

6. A legal opinion of the legal advisers to the Lenders, in such form approved by the Majority Lenders.

7. If the Additional Guarantor is incorporated in a jurisdiction outside Australia, a legal opinion of the legal advisers to the Lenders in the jurisdiction in which the Additional Guarantor is incorporated in such form approved by the Majority Lenders.

SCHEDULE 3
FORM OF COMPLIANCE CERTIFICATE

To:      [       ] as Lenders

From:    Australian Railroad Group Pty Ltd

Dated:

Dear Sirs

              AUSTRALIAN RAILROAD GROUP PTY LTD - COMMON TERMS DEED
                       DATED [ ] (THE "COMMON TERMS DEED")

1. We refer to the Common Terms Deed. Terms used in the Common Terms Deed will have the same meaning in this Compliance Certificate.

2.       We confirm that as at [insert details of Calculation Date]:

         (a)      the Interest Cover Ratio was [      ]; and

         Total Debt divided by Total Assets was [         ].

3.       The following information is attached:

         [Insert description of information to be attached.]

Signed:  ....................................
         General Manager Finance
         of Australian Railroad Group Pty Ltd

SCHEDULE 4
FORM OF TRANSFER CERTIFICATE

To:      Australian Railroad Group Pty Ltd

cc:      [                       ] ("LENDERS")

From: [The Existing Lender] (the "EXISTING LENDER") and [The New Lender] (the "NEW LENDER")

Dated:

              AUSTRALIAN RAILROAD GROUP PTY LTD - COMMON TERMS DEED
                       DATED [ ] (THE "COMMON TERMS DEED")

1. We refer to the Common Terms Deed. Terms used in the Common Terms Deed will have the same meaning in this Transfer Certificate.

2.       We refer to clause 19.4 of the Common Terms Deed:

         (a) the Existing Lender and the New Lender agree to the Existing Lender and the New Lender novating all of the Existing Lender's Commitments, rights and obligations, as referred to in the Schedule, in accordance with clause 19.4 of the Common Terms Deed;

         (b)      the proposed Transfer Date is [ ]; and

         (c) the Facility Office and address, fax number, email address and attention details for notices of the New Lender for the purposes of clause 25.2 of the Common Terms Deed are set out in the Schedule.

3. The New Lender expressly acknowledges the limitations on the Existing Lender's obligations set out in clause 19.3 of the Common Terms Deed.

4.       This Transfer Certificate is governed by New South Wales law.

                                  THE SCHEDULE

            COMMITMENTS AND RIGHTS AND OBLIGATIONS TO BE TRANSFERRED

                            [insert relevant details]
   [Facility Office address, fax number, email address and attention details for notices and account details for payments.]

         [Existing Lender]                       [New Lender]

         By:                                     By:

         This Transfer Certificate is accepted by the Borrower and the Transfer
         Date is confirmed as [        ].

         [Australian Railroad Group Pty Ltd]

         By:

SCHEDULE 5
FORM OF ACCESSION LETTER

To:      [        ] as Lenders

From:    [Subsidiary] and Australian Railroad Group Pty Ltd

Dated:

Dear Sirs

              AUSTRALIAN RAILROAD GROUP PTY LTD - COMMON TERMS DEED
                       DATED [ ] (THE "COMMON TERMS DEED")

1. We refer to the Common Terms Deed. Terms used in the Common Terms Deed will have the same meaning in this Accession Letter.

2. [Subsidiary] agrees to become an Additional Guarantor and to be bound by the terms of the Common Terms Deed as an Additional Guarantor pursuant to clause 21.2 of the Common Terms Deed. [Subsidiary] is a company duly incorporated under the laws of [name of relevant jurisdiction].

3.       [Subsidiary's] administrative details are as follows:

         Address:

         Fax No:

         Email:

         Attention:

4. The Repeating Representations to be made by the Additional Guarantor are true and correct in all material respects as at the date of this Accession Letter with reference to the facts and circumstances now existing.

5.       This letter is governed by New South Wales law.

6.       This letter is entered into by deed.

         [Australian Railroad Group Pty Ltd]              [Subsidiary]

         By:                                              By:

SCHEDULE 6
FORM OF RESIGNATION LETTER

To:      [       ] as Lenders

From:    [resigning Guarantor] and Australian Railroad Group Pty Ltd

Dated:

Dear Sirs

              AUSTRALIAN RAILROAD GROUP PTY LTD - COMMON TERMS DEED
                       DATED [ ] (THE "COMMON TERMS DEED")

1. We refer to the Common Terms Deed. Terms used in the Common Terms Deed will have the same meaning in this Resignation Letter.

2. Pursuant to clause 21.4 of the Common Terms Deed we request that [resigning Guarantor] is irrevocably released from its obligations as a Guarantor under the Common Terms Deed with effect on and from the date of this request.

3.       We confirm that:

         (a) no Event of Default or event or circumstance which with the giving of notice and/or the expiry of time would give rise to an Event of Default is continuing or would result from the acceptance of this request; and

         (b) immediately following the acceptance of this request, the Guarantors, together with the Borrower, will hold 90% or more of the Total Assets as determined at that time.

4.       This letter is governed by New South Wales law.

         [Australian Railroad Group Pty Ltd]         [Subsidiary]

         By:                                         By:

SCHEDULE 7
FORM OF LENDER ACCESSION LETTER

To:      [        ] as Security Trustee and [        ] as Lenders

And to: Australian Railroad Group Pty Ltd each other Obligor (as defined in the Common Terms Deed referred to below)

Dated:

Dear Sirs

              AUSTRALIAN RAILROAD GROUP PTY LTD - COMMON TERMS DEED
                       DATED [ ] (THE "COMMON TERMS DEED")

1. We refer to the Common Terms Deed. Terms used in the Common Terms Deed will have the same meaning in this Lender Accession Letter.

2. [Additional Lender] agrees to become a Lender and to be bound by the terms of the Common Terms Deed as a Lender pursuant to clause 19.6 of the Common Terms Deed. [Additional Lender] is a financial institution duly incorporated under the laws of [name of relevant jurisdiction].

3.       [Additional Lender's] administrative details are as follows:

         Address:

         Fax No:

         Email:

         Attention:

4. [Additional Lender's] Commitment details as at the date of this letter are as follows:

         [                      ]

5.       Details of [Additional Lender's] Loan Agreement are as follows:

         [                      ]

6.       This letter is governed by New South Wales law.

7.       This letter is entered into by deed.

         [Additional Lender]

         By:

BORROWER

SIGNED SEALED AND DELIVERED for and on behalf
of AUSTRALIAN RAILROAD GROUP PTY LTD by its
Attorney under a Power of Attorney dated
3 December 2003, and the Attorney declares that
the Attorney has not received any notice of       /s/ Angela Flannery
the revocation of such Power of Attorney, in      ------------------------------
the presence of:                                  Signature of Attorney


/s/ Richard Cooper                                Angela Flannery
--------------------------------------            ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
--------------------------------------
Name of Witness in full

ORIGINAL GUARANTORS

SIGNED SEALED AND DELIVERED for and on behalf
of ARG FINANCING PTY LTD by its Attorney
under a Power of Attorney dated 2 December 2003,
and the Attorney declares that the Attorney has
not received any notice of the revocation of
such Power of Attorney, in the presence of:       /s/ Angela Flannery
                                                  ------------------------------
                                                  Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
---------------------------------------           ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
---------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of AUSTRALIAN RAILROAD GROUP EMPLOYMENT PTY
LTD by its Attorney under a Power of Attorney
dated 2 December 2003, and the Attorney
declares that the Attorney has not received       /s/ Angela Flannery
any notice of the revocation of such Power of     ------------------------------
Attorney, in the presence of:                     Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
--------------------------------------            ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
--------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of AUSTRALIA SOUTHERN RAILROAD PTY LIMITED by
its Attorney under a Power of Attorney dated
2 December 2003, and the Attorney declares
that the Attorney has not received any notice     /s/ Angela Flannery
of the revocation of such Power of Attorney,      ------------------------------
in the presence of:                               Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
--------------------------------------            ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
--------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of AWR HOLDINGS WA PTY LTD by its Attorney
under a Power of Attorney dated 2 December 2003,
and the Attorney declares that the Attorney has
not received any notice of the revocation of      /s/ Angela Flannery
such Power of Attorney, in the presence of:       ------------------------------
                                                  Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
--------------------------------------            ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
--------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of AUSTRALIA WESTERN RAILROAD PTY LTD by its
Attorney under a Power of Attorney dated
2 December 2003, and the Attorney declares
that the Attorney has not received any notice     /s/ Angela Flannery
of the revocation of such Power of Attorney,      ------------------------------
in the presence of:                               Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
---------------------------------------           ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
---------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of WESTNET RAIL PTY LTD by its Attorney under
a Power of Attorney dated 3 December 2003,
and the Attorney declares that the
Attorney has not received any notice of the       /s/ Angela Flannery
revocation of such Power of Attorney, in the      ------------------------------
presence of:                                      Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
---------------------------------------           ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
---------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of WESTNET NARROWGAUGE PTY LTD by its
Attorney under a Power of Attorney dated
3 December 2003, and the Attorney
declares that the Attorney has not received       /s/ Angela Flannery
any notice of the revocation of such Power of     ------------------------------
Attorney, in the presence of:                     Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
-----------------------------------------         ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
-----------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of WESTNET STANDARDGAUGE PTY LTD by its
Attorney under a Power of Attorney dated
3 December 2003, and the Attorney declares
that the Attorney has not received any            /s/ Angela Flannery
notice of the revocation of such                  ------------------------------
Power of Attorney, in the presence of:            Signature of Attorney

/s/ Richard Cooper                                Angela Flannery
------------------------------------              ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
------------------------------------
Name of Witness in full

ORIGINAL LENDERS

SIGNED SEALED AND DELIVERED for and on behalf
of NATIONAL AUSTRALIA BANK LIMITED by its
Attorney under a Power of Attorney dated
28 February 1991 (as amended), and the Attorney
declares that the Attorney has not received       /s/ David Sidon
any notice of the revocation of such Power of     ------------------------------
Attorney, in the presence of:                     Signature of Attorney

/s/ Richard Cooper                                David Sidon
--------------------------------------            ------------------------------
Signature of Witness                              Name of Attorney in full

   Richard Cooper
--------------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for
and on behalf of AUSTRALIA AND
NEW ZEALAND BANKING GROUP LIMITED
by its Attorney under a Power of
Attorney dated 18 November 2002,
and the Attorney declares that
the Attorney has not received any
notice of the revocation of such
Power of Attorney, in the
presence of:

/s/ Peter Flannery                 /s/ Cameron Dare Knight Whalley
--------------------------------   ------------------------------
Signature of Witness               Signature of Attorney

Peter Flannery                     Cameron Dare Knight Whalley
--------------------------------   ------------------------------
Name of Witness in full            Name of Attorney in full

SIGNED SEALED AND DELIVERED for
and on behalf of BNP PARIBAS by
its Attorneys under a Power of
Attorney dated 31 July 2003, and
each Attorney declares that the
Attorney has not received any
notice of the revocation of such
Power of Attorney, in the          /s/ Prema Balakrishnan   /s/ Kevin Jamieson
presence of:                       -------------------------------------------
                                   Signature of             Signature of
                                   Attorney                 Attorney
/s/ Richard Cooper
--------------------------------   Prema Balakrishnan       Kevin Jamieson
Signature of Witness               -------------------------------------------
                                   Name of                  Name of
                                   Attorney                 Attorney
                                   in full                  in full
    Richard Cooper
--------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of SUMITOMO MITSUI FINANCE AUSTRALIA LIMITED
by its Attorney under a Power of Attorney
dated 26 November 2003, and the Attorney          /s/ Norio Hashiba
declares that the Attorney has not received       ------------------------------
any notice of the revocation of such Power of     Signature of Attorney
Attorney, in the presence of:

/s/ Richard Cooper                                Norio Hashiba
-----------------------------------               ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
-----------------------------------
Name of Witness in full

SIGNED SEALED AND DELIVERED for and on behalf
of MIZUHO CORPORATE BANK, LTD. by its
Attorney under a Power of Attorney dated
28  November 2003, and the Attorney
declares that the Attorney has not received       /s/ Patrick St. John
any notice of the revocation of such Power of     ------------------------------
Attorney, in the presence of:                     Signature of Attorney

/s/ Marnie Fels                                   Patrick St. John
-----------------------------------               ------------------------------
Signature of Witness                              Name of Attorney in full

    Marnie Fels
-----------------------------------
Name of Witness in full

SECURITY TRUSTEE

SIGNED SEALED AND DELIVERED for and on behalf
of ANZ CAPEL COURT LIMITED by its Attorney
under a Power of Attorney dated
2 December 2003, and the Attorney declares
that the Attorney has not received any notice     /s/ Lee Sutton
of the revocation of such Power of Attorney,      ------------------------------
in the presence of:                               Signature of Attorney

/s/ Richard Cooper                                Lee Sutton
--------------------------------------            ------------------------------
Signature of Witness                              Name of Attorney in full

    Richard Cooper
--------------------------------------
Name of Witness in full